UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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WINLAND ELECTRONICS, INC.
(Name of Registrant as Specified In Its Charter)

Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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2

1950 Excel Drive
Mankato, Minnesota 56001

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held on May 7, 2013

Notice is hereby given that the 2013 Annual Meeting of Shareholders of Winland Electronics, Inc., a Minnesota corporation, will be held on Tuesday, May 7 at 3:30 p.m. CDT.  Attend the 2013 Annual Meeting online, vote your shares electronically and submit questions during the meeting, by visiting www.virtualshareholdermeeting.com/WELX13 and be sure to have your 12-Digit Control Number to enter the meeting.

The meeting will be held for the following purposes:

(1)       to elect six (6) directors to hold office until the Annual Meeting of Shareholders in the year 2014 and until their successors are duly elected and qualified;

(2)       to set the number of members of the Board of Directors at six (6);

(3)       to approve the Winland Electronics, Inc. 2013 Equity Incentive Plan;

(4)       to make an advisory vote on a non-binding resolution to approve the compensation of certain of the Company’s executive officers disclosed in this Proxy Statement.

(5)       to make an advisory, non-binding vote to determine the frequency (whether annual, biennial, or triennial) with which shareholders of the Company shall be entitled to have an advisory vote on executive compensation.

(6)       to ratify the appointment of Baker Tilly Virchow Krause, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013; and

(7)       to transact such other business as may properly come before the meeting and any adjournment or postponement thereof.

Shareholders of record at the close of business on March 21, 2013, are entitled to notice of, and to vote at, the 2013 Annual Meeting.  Each shareholder is entitled to one vote for each share of Common Stock held at that time.  A list of these shareholders will be open for examination by any shareholder for any purpose germane to the 2013 Annual Meeting for a period of 10 days prior to the meeting at the Company’s principal executive office at 1950 Excel Drive, Mankato, Minnesota 56001 and electronically during the 2013 Annual Meeting at www.virtualshareholdermeeting.com/WELX13 when you enter your 12-Digit Control Number.

You can vote by proxy by Internet, telephone or mail by following the instructions set forth below:

Voting by Internet: You can vote at www.proxyvote.com, 24 hours a day, seven days a week.  You will need the 12-Digit Control Number included on your proxy card.

Voting by Telephone: You can vote using touch-tone telephone by calling 1-800-690-6903, 24 hours a day, seven days a week.  You will need the 12-digit control number included on your proxy card.

Voting by Mail: You may complete, sign and return by mail the proxy card sent to you together with the printed copies of the proxy materials.  The proxy card should be mailed to Vote Processing, c/o Broadridge Financial Solutions, 51 Mercedes Way, Edgewood, NY 11717.  Please vote as soon as possible to record your vote promptly, even if you plan to attend the 2013 Annual Meeting.

By Order of the Board of Directors,

Thomas J. Goodmanson
Chairman

Mankato, Minnesota
April 2, 2013

3

Winland Electronics, Inc.
1950 Excel Drive
Mankato, Minnesota  56001

PROXY STATEMENT
FOR ANNUAL MEETING OF SHAREHOLDERS
To Be Held on May 7, 2013

This Proxy Statement is furnished to the shareholders of Winland Electronics, Inc. (the “ Company ” or “ Winland”) in connection with the solicitation of proxies by the Board of Directors of the Company (the “ Board of Directors ” or the “ Board ”) for use at the Annual Meeting of Shareholders of the Company to be held on May 7, 2013, at 3:30 p.m. CDT (the “ 2013 Annual Meeting ” or the “ Meeting ”), for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.

ATTENDING THE ANNUAL MEETING

Winland will be hosting the 2013 Annual Meeting live via the Internet.  A summary of the information you need to attend the Meeting online is provided below:

•	Any shareholder can attend the 2013 Annual Meeting live via the Internet at www.virtualshareholdermeeting.com/WELX13

•	Webcast starts at 3:30 p.m. CDT

•	Shareholders may vote and submit questions while attending the Meeting on the Internet

•	Please have your 12-Digit Control Number to enter the meeting

•	Webcast replays of the Meeting will be available until May 7, 2014 at www.virtualshareholdermeeting.com/WELX13

ABOUT THE 2013 ANNUAL MEETING

Voting Procedures

Shareholders of record at the close of business on March 21, 2013 (the “Record Date”), will be entitled to vote at the Meeting. On the Record Date, there were outstanding and entitled to vote 3,701,630 shares of the Company’s Common Stock (the “Company Shares” or the “Common Stock”). The holders of a majority of the Company Shares issued and outstanding and entitled to vote at the Meeting, present in person or represented by proxy, will constitute a quorum. The persons whom the Company appoints to act as independent inspectors of election will treat all Company Shares represented by a returned, properly executed proxy as present for purposes of determining the existence of a quorum at the Meeting. Each of the Company Shares will entitle the holder to one vote. Cumulative voting is not permitted. Votes cast at the Meeting will be counted by the independent inspector of election.

If your shares are held in the name of your broker, dealer, bank, trustee or other nominee (i.e. street name), that party should give you instructions for voting your shares.  In these cases, you may vote directly over the Internet, telephone or mail.

Abstentions and “broker non-votes” will be counted as present in determining the existence of a quorum. A broker non-vote occurs when a bank or broker holding shares of a beneficial shareholder does not vote on a particular proposal because it has not received instructions from the beneficial shareholder and the bank or broker does not have discretionary voting power for that particular item.

Under applicable Minnesota law, approval of the proposal (i) to set the number of directors at six (6) and (ii) approve the Winland Electronics, Inc. 2013 Equity Incentive Plan, each requires the affirmative vote of the holders of the greater of a majority of the voting power of the shares represented in person or by proxy at the 2013 Annual Meeting with authority to vote on such matter.

The election of directors requires the affirmative vote of the holders of a plurality of the voting power of the shares represented in person or by proxy at the 2013 Annual Meeting with authority to vote on such matter.

Approval of the proposal to approve the Company’s executive officer compensation requires the affirmative vote of the holders of the greater of a majority of the voting power of the shares represented in person or by proxy at the 2013 Annual Meeting with authority to vote on such matter.  However, this is an advisory vote, which means that the result of the vote is not binding on the Company, the Board of Directors or the Compensation Committee.  To the extent there is any significant vote against the compensation of the Company’s executive officers, the Compensation Committee will evaluate whether any actions are necessary to address the concerns of the shareholders.

For the proposal regarding the frequency with which shareholders of the Company shall be entitled to have an advisory vote on the Company’s executive compensation, the alternative receiving the greatest number of votes relative to the votes cast for the other alternatives will be deemed the alternative recommended by the shareholders.  However, this is an advisory vote, which means that the result of the vote is not binding on the Company, the Board of Directors or the Compensation Committee.  The Board of Directors and the Compensation Committee will take into account the outcome of the vote, however, when considering the frequency of future advisory votes on executive compensation.

The affirmative vote of a majority of the votes cast at the Meeting is required to ratify the appointment of Baker Tilly Virchow Krause, LLP, an independent registered public accounting firm, as the Company’s independent registered public accountants.

Under Minnesota law, brokers that do not receive voting instructions from their customers, who are the beneficial shareholders of the Company Shares, are only entitled to vote on the ratification of the appointment of Baker Tilly Virchow Krause LLP.  Under applicable Minnesota law, a broker non-vote will have the effect of a negative vote.

The Board of Directors is soliciting your proxy to provide you with an opportunity to vote on all matters to come before the Meeting, whether or not you attend. You can ensure that your shares are voted at the Meeting by submitting your vote instructions by telephone, the Internet or by completing, signing, and dating a proxy card. Submitting your instructions or proxy by any of these methods will not affect your ability to attend and vote during the Meeting.

A shareholder who gives a proxy may revoke it at any time before it is exercised by voting at the Meeting, delivering a subsequent proxy or by notifying the Corporate Secretary of the Company in writing at any time before your original proxy is voted at the Meeting.

The Board of Directors urges you to vote, and solicits your proxy, as follows:

(1)       FOR the election of six (6) nominees for membership on the Company’s Board of Directors: Messrs. Krueger, Goodmanson, Brady, Gagne, Houk and Braziel, to serve until the Annual Meeting of Shareholders in the year 2014 and until their successors are duly elected and qualified;

(2)       FOR the setting of number of members of the Board of Directors at six (6);

(3)       FOR the approval of the Winland Electronics, Inc. 2013 Equity Incentive Plan;

(4)       FOR the approval of the compensation of the Company’s executive officers;

(5)       FOR a two-year frequency for conducting the shareholder advisory vote on executive compensation;

(6)       FOR the ratification of the appointment of Baker Tilly Virchow Krause, LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2013; and

(7)       At the discretion of the designated proxies, on any other matter that may properly come before the 2013 Annual Meeting, and any adjournment or postponement thereof.

Proxy Solicitation

Your proxy is being solicited by and on behalf of the Board of Directors of the Company. The expense of this proxy solicitation will be borne by the Company. Certain directors, officers, representatives and employees of the Company may solicit proxies by telephone and personal interview. Such individuals will not receive additional compensation from the Company for solicitation of proxies, but may be reimbursed by the Company for reasonable out-of-pocket expenses in connection with such solicitation.

The mailing address of the principal executive office of Winland Electronics is 1950 Excel Drive, Mankato, Minnesota 56001.  The Company expects that this Proxy Statement, the related Proxy and Notice of Meeting will first be mailed to shareholders on or about April 2, 2013.

ELECTION OF DIRECTORS
(Proposals #1 and #2)

The Company’s Bylaws provide that the number of directors shall be the number set by the shareholders, which shall be not less than one. The Nominating/Governance Committee recommended to the Board of Directors that the number of directors be set at six (6). The Board of Directors unanimously recommends that the number of directors be set at six (6). Thomas Braziel and Matthew D. Houk are not currently directors. Richard T. Speckmann, who is currently a director, has asked not to be up for re-election at the 2013 Annual Meeting.

Under applicable Minnesota law, approval of the proposal to set the number of directors at six (6) requires the affirmative vote of the holders of the greater of a majority of the voting power of the shares by proxy at the 2013 Annual Meeting with authority to vote on such matter, and the election of directors requires the affirmative vote of the holders of a plurality of the voting power of the shares represented in person or by proxy at the 2013 Annual Meeting with authority to vote on such matter.

If elected, such individuals shall serve until the next annual meeting of shareholders and until their successors be duly elected and shall qualify.  If, prior to the 2013Annual Meeting, it should become known that any one of the following individuals will be unable to serve as a director after the 2013 Annual Meeting by reason of death, incapacity or other unexpected occurrence, the Proxies will be voted for such substitute nominee(s) as is selected by the Nominating/Governance Committee.  Alternatively, the Proxies may, at the Board of Directors’ discretion, be voted for such fewer number of nominees as results from such death, incapacity or other unexpected occurrences.  The Board of Directors has no reason to believe that any of the following nominees will be unable to serve.

Name of Director/Nominee	Age	Current Position With Winland Electronics, Inc.	Director Since
Lorin E. Krueger	57	Director	1983
David Gagne	46	Chief Executive Officer	2012
Thomas J. Goodmanson	43	Director	2007
Thomas J. Brady	48	Director	2008
Thomas Braziel	28	None	N/A
Matthew D. Houk	31	None	N/A

Lorin E. Krueger serves as a Director.  Mr. Krueger is currently the Chief Executive Officer and President of RT 66 Holding, a private investment holding company and Chief Executive Officer of Supply Tigers Inc., a purchasing consulting group and group buying company.  From June 1, 2001 to January 2, 2008, Mr. Krueger served as President and Chief Executive Officer of the Company and as President of the Company from January 1999 until June of 2001 when he assumed the additional role of Chief Executive Officer.  Mr. Krueger has served as a Director of the Company since 1983. Mr. Krueger served as the Company’s Chief Operating Officer, and other executive officer positions in the Company, from 1983 until January of 1999.  Mr. Krueger was one of the founding partners of the Company.  Mr. Krueger’s qualifications to serve on the Board of Directors include his senior leadership experience serving as the Company’s past Chief Executive Officer and his breadth of managerial and operational experiences derived from various positions held with the Company and his other business interests.

David Gagne serves as a Director and is the Chief Executive Officer of Winland.  Prior to being appointed the Company’s Chief Executive Officer, Mr. Gagne was the Chief Operating Officer of Xata Corporation from February 2011 until February 5, 2012.  From January 2007 until February 2011, Mr. Gagne was the Executive Vice President of Field Operations at Xata Corporation.  Prior to Xata Corporation, Mr. Gagne held several leadership positions at Lawson Software, including Vice President of Strategic Development and Vice President of the Healthcare Client group.  Mr. Gagne has over 20 years of experience in working with sales teams to meet their revenue objectives and build ongoing customer relationships. Mr. Gagne earned a Bachelor of Science degree in Business Administration from Boston University School of Management.  Mr. Gagne’s qualifications to serve on the Board of Directors include his position as the Company’s Chief Executive Officer and his former positions as an executive at numerous companies.

Thomas J. Goodmanson serves as a Director and Chairman of the Board of Directors.  He is the President and Chief Executive Officer, of Calabrio, Inc., a leading provider of workforce optimization and unified desktop software for IP-based contact centers.  From March 2006 to January 2008, Mr. Goodmanson served as the Chief Financial and Administrative Officer of Gelco Information Network, Inc., a leading provider of global software-as-a-service and other on-demand business services. From September 1999 to March 2006, Mr. Goodmanson was Chief Financial Officer of Magenic Technologies. From August 1992 to September 1999, he was a senior manager at KPMG LLP and is a CPA, inactive, in the state of Minnesota.  Mr. Goodmanson’s qualifications to serve on the Board of Directors include senior leadership experience serving as Chief Executive Officer Calabrio, Inc. and specific expertise and knowledge in various areas of banking, finance, corporate governance, compensation and operations.

Thomas J. Brady serves as a Director and Chairman of the Audit Committee.  He is the Chief Financial Officer of Digineer, Inc., an IT consulting firm, which he joined in October 2006.  At Digineer, he is responsible for all aspects of internal and external financial reporting, as well as legal and general administration. Previously, Mr. Brady spent 19 years with KPMG LLP, most recently as Audit Partner, where he was responsible for corporate audits in a wide range of companies and industries with revenues ranging from under $10 million to over $1 billion.  Mr. Brady’s qualifications to serve on the Board of Directors include senior leadership experience serving as Chief Financial Officer of Digineer, Inc. and specific expertise and knowledge in various areas of financial reporting, finance, corporate governance, compensation and operations.

Thomas Braziel is the Founder and a Managing Partner in B.E. Capital Management, an investment partnership which invests in small and micro-cap companies and securities.  Mr. Braziel is also the Founder and Managing Partner of Campden Grove Capital, a family investment partnership which was created to leverage opportunities from small company bankruptcies.  Prior to his current positions with B.E. Capital Management and Campden Grove Capital, Mr. Braziel was a Quantitative Financial Analyst in 2011 with Hellespont Ship Management.  Prior to that, Mr. Braziel was an Economist in the Transfer Pricing and Economic Consulting Group of Thomson Reuters from 2007 to 2009.  Mr. Braziel holds a Masters in Mathematics of Finance from Columbia University and a B.A. from New York University.  Mr. Braziel is one of the Company’s largest shareholders and his experience with analyzing and investing in small and micro-cap companies make him qualified to serve on the Company’s Board of Directors.

Matthew D. Houk is a Portfolio Manager at Horizon Kinetics LLC, an investment management services firm.  Mr. Houk has been with Horizon Kinetics since August 2008.  Mr. Houk is responsible for identifying, analyzing and monitoring investment opportunities and portfolio companies for Horizon Kinetics.  Previously, Mr. Houk was with Goldman, Sachs & Co., an investment bank, which he joined in August 2005.  Mr. Houk holds a B.A. from Yale University.  Through his work in investment management, Mr. Houk would bring to the Board of Directors an ability to assess and oversee corporate and financial performance.  Mr. Houk is one of the Company’s largest outside shareholders and has experience as an investor and an understanding of the methods by which companies may unlock value for their shareholders.

Required Vote

Under applicable Minnesota law, the election of each nominee requires the affirmative vote by a plurality of the voting power of the shares present and entitled to vote on the election of directors at the Annual Meeting at which a quorum is present.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE SIX (6) NOMINEES: MESSRS.  KRUEGER, GAGNE, GOODMANSON, BRADY, GAGNE, BRAZIEL AND HOUK.

CORPORATE GOVERNANCE

The Company’s business affairs are conducted under the direction of the Board of Directors in accordance with the Minnesota Business Corporation Act and its Articles of Incorporation and Bylaws.  Members of the Board of Directors are informed of the Company’s business through discussions with management, by reviewing materials provided to them and by participating in meetings of the Board of Directors and its committees.  The corporate governance practices that the Company follows are summarized below.

Independence

The Board of Directors has determined that a majority of its members are “independent.”  The Company’s current independent directors are Lorin E. Krueger, Thomas J. Goodmanson, Richard T. Speckmann and Thomas J. Brady.  In the last three years, there have been no transactions, relationships or arrangements, other than in connection with service on the Company’s Board of Directors, between the independent directors and the Company.

Code of Ethics and Business Conduct

The Board of Directors has approved a Code of Ethics and Business Conduct that applies to all of the Company’s employees, directors and officers, including its principal financial officer.  The Code of Ethics and Business Conduct addresses such topics as protection and proper use of Company assets, compliance with applicable laws and regulations, accuracy and preservation of records, accounting and financial reporting, conflicts of interest and insider trading.  The Code of Ethics and Business Conduct is available on the Company’s website at www.winland.com.  The Company intends to disclose on its website any amendment to, or waiver from, a provision of the Company’s Code of Ethics and Business Conduct relating to any element of the code of ethics definition enumerated in Item 406(b) of Regulation S-K.  The Company has contracted with an independent professional organization to provide anonymous hotline services that permit its employees to communicate any concerns about behavior or practices of the Company, its employees, officers or directors.

Meeting Attendance

Board and Committee Meetings.  Directors are required to attend a minimum of 75% of Board of Director and committee meetings.  During fiscal 2012, the Board of Directors held seven (7) meetings.  Each director attended 100% of the meetings of the Board of Directors and the committees on which such director served.

Annual Meeting of Shareholders.  Directors are encouraged to attend the Company’s annual meetings of shareholders; however, there is no formal policy regarding attendance at annual meetings.  All directors were in attendance for the Company’s 2012 annual meeting of shareholders.

Executive Sessions of the Board of Directors

An executive session of non-management directors is held at least once a year.  In fiscal 2012, the Board of Directors held seven (7) executive sessions and the Audit Committee held four (4) executive sessions.

Committees of the Board of the Board of Directors

The Company’s Board of Directors has four standing committees, the Audit Committee, the Compensation Committee, Nominating/Governance Committee and the Merger and Acquisition Committee.  Each of the current members of these committees is a non-employee independent director.

Audit Committee.  The Audit Committee is currently comprised of Thomas J. Brady (Chairman), Thomas J. Goodmanson and Richard T. Speckmann.  Mr. Speckmann is not up for election as a director at the 2013 Annual Meeting.  Messrs. Brady and Goodmanson are "audit committee financial experts" as defined by Item 401(e) of Regulation S-K under the Securities Act of 1933.  Mr. Brady has a degree in accounting and is an inactive CPA in the state of Minnesota.  He currently serves as Chief Financial officer of Digineer, Inc., an end-to-end e-business solutions provider.  Mr. Goodmanson has a degree in accounting and is an inactive CPA in the State of Minnesota.  He currently serves as President and Chief Executive Officer of Calabrio, Inc. a leading provider of workforce optimization and unified desktop software for IP-based contact centers.  The Company acknowledges that the designation of Messrs. Brady and Goodmanson as audit committee financial experts does not impose on Messrs. Brady and Goodmanson any duties, obligations or liability that are greater than the duties, obligations and liability imposed on Messrs. Brady and Goodmanson as a member of the Audit Committee and the Board of Directors in the absence of such designation or identification.  The Audit Committee reviews the selection and work of the company’s independent registered public accounting firm and the adequacy of internal controls for compliance with corporate policies and directives.  The Report of Audit Committee is included on page 12.  During 2012, the Audit Committee met four (4) times.  The Company’s independent registered public accounting firm was present at all of these meetings.

Compensation Committee.  The Compensation Committee is currently comprised of Richard T. Speckmann (Chairman), Thomas J. Goodmanson and Thomas J. Brady.  Mr. Speckmann is not up for election as a director at the 2013 Annual Meeting. This committee determines the compensation of the Chief Executive Officer; and, taking into consideration any recommendations by the Chief Executive Officer, it also determines the compensation for the Company’s other executive officers.   The committee makes recommendations to the Board of Directors with respect to incentive compensation plans.  This committee is vested with the same authority as the Board of Directors with respect to the administration of the Company’s equity plans.  During 2012, the Compensation Committee met once.

Nominating/Governance Committee.  The Nominating/Governance Committee is currently comprised of Lorin E. Krueger (Chairman), Richard T. Speckmann and Thomas J. Brady.  Mr. Speckmann is not up for election as a director at the 2013 Annual Meeting.  This committee recommends to the Board of Directors nominees for vacant positions on the Board of Directors, sets goals for the Board of Directors and monitors the achievement of such goals.  This committee will consider a candidate for director proposed by a shareholder. Governance principles contain criteria that may be applied in the evaluation of nominees for a position on the Company’s Board of Directors. Under these principles, the Board of Directors performs on a regular basis an assessment of the skills and characteristics needed by the Board of Directors in the context of the current composition of the Board of Directors and the Board of Director’s succession plan.  Skills and characteristics to be considered include: (i) judgment; (ii) experience; (iii) skills; (iv) accountability and integrity; (v) financial literacy; (vi) leadership abilities; (vii) industry knowledge; (viii) diversity (both in perspectives as well as board heterogeneity); (ix) other Board of Directors appointments; and (x) independence.  A shareholder who wants to propose a candidate must comply with the provisions of the Company’s Bylaws regarding nominations for the election of directors.  The policies of the committee are described more fully in the Nominating/Governance Committee’s Report on page 11.  During 2012, the Nominating/Governance Committee met once.

Merger & Acquisition (M&A) Committee.  The M&A Committee is comprised of Thomas J. Brady (Chairman), Thomas J. Goodmanson and Lorin E. Krueger.  This committee was formed to review, evaluate and determine the fairness to the Company and its disinterested shareholders any proposal which may come to the Company by third parties to acquire the Company, and if so (i) seek other possible buyers for the Company, (ii) negotiate on behalf of the Company and (iii) to recommend to the Board of Directors whether to enter into any agreement with respect to the sale of the Company.  During 2012, the M&A Committee did not meet.

Communications with the Board of Directors

Shareholders may communicate directly with the Board of Directors.  All communications, other than shareholder proposals and director nominations, which must comply with certain other requirements as discussed under “Shareholder Proposals for the 2014 Annual Meeting” on page 19, should be directed to the Company’s Chief Financial Officer at the address below and should prominently indicate on the outside of the envelope that it is intended for the Board of Directors or for non-management directors.  If no director is specified, the communication will be forwarded to the entire Board of Directors.  The communication will not be opened before being forwarded to the intended recipient, but it will go through normal security procedures.  Shareholder communications to the Board of Directors should be sent to:

Brian D. Lawrence, Chief Financial Officer
Winland Electronics, Inc.
1950 Excel Drive
Mankato, MN 56001

Compensation to Non-Employee Directors

In 2012, the Board of Directors was paid a retainer fee of $5,500, paid annually to each director upon election or re-election after a meeting of shareholders.  No additional meeting fees will be paid with the exception that if the Mergers & Acquisitions Committee becomes active, each director would receive $500 per month with the committee chair receiving $1,000 per month.  Reimbursements are made for out-of-pocket expenses incurred in connection with attendance at Board of Directors or Committee meetings.

Equity Compensation.  The Company’s 2008 Equity Incentive Plan, as well as the Company’s 2013 Equity Incentive Plan, provides for automatic option grants to each non-employee director.  Each non-employee director who is elected for the first time as a director is granted a nonqualified option to purchase 5,500 shares of Common Stock.  Each non-employee director who is re-elected as a director or whose term of office continues after a meeting of shareholders at which directors are elected shall, as of the date of such re-election or shareholder meeting, automatically be granted a five-year nonqualified option to purchase 15,000 shares of Common Stock.  The Chairman of the Board of Directors and Chairman of the Audit Committee who is elected or whose term of office continues after a meeting of shareholders at which directors are elected shall, as of the date of such re-election or shareholder meeting, automatically be granted a five-year nonqualified option to purchase 5,000 shares of Common Stock.  No director shall receive more than one option pursuant to the formula plan in any one fiscal year.  All options granted pursuant to these provisions are granted at a per share exercise price equal to 100% of the fair market value of the Common Stock on the date of grant, and they are immediately exercisable.   Pursuant to the guidelines set forth above, on July 10, 2012, Messrs. Goodmanson and Brady each received an option to purchase 20,000 shares at $0.51 per share and Mr. Krueger received an option to purchase 15,000 shares at $0.51 per share.

The following table sets forth certain information regarding compensation paid or accrued for each non-employee director for the year ended December 31, 2012 and for options held by each non-employee director to purchase Common Stock at December 31, 2012.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	Total ($)	Options to purchase shares of common stock (#)(2)
Thomas J. Goodmanson	$5,500	$6,892	$12,392	62,000
Thomas J. Brady	$5,500	$6,892	$12,392	62,000
Lorin E. Krueger	$5,500	$5,169	$10,669	46,500
Richard T. Speckmann	$5,500	$5,169	$10,669	63,000

(1)
The amounts reflect the amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2012 in accordance with FASB ASC 718-10-50-1 for stock option awards automatically granted to non-employee directors in fiscal year 2012 pursuant to the Company’s 2008 Equity Incentive Plan.  Assumptions used in the calculation of these amounts are included in footnote 6 to the Company’s financial statements included in its annual report on Form 10-K for the year ended December 31, 2012.

(2)	The amounts reflect the total number of options held by each director to purchase shares of the Company’s Common Stock.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth certain information regarding compensation paid or accrued for the Company’s last two fiscal years to the Company’s principal executive officers, the Company’s Chief Financial Officer and Senior Vice President whose total compensation earned or accrued exceeded $100,000.

Name and Principal Position	Year	Salary ($)	Bonus ($)(2)	Other Compensation ($)(3)	Total ($)
David A. Gagne(1)	2012	$12,308	$0	$0	$12,308
Chief Executive Officer
Brian D. Lawrence	2012	$139,145	$0	$0	$139,145
Chief Financial Officer and Senior Vice President	2011	$106,540	$80,000	$6,738	$193,278

(1)	Mr. Gagne’s employment with the Company began on December 10, 2012.

(2)	The amounts reflect compensation paid pursuant to the Stay Bonus Letter Agreement between the Company and Mr. Lawrence.

(3)	The amounts reflect compensation for paid time off earned not taken as a result of a change in the Company’s paid time off policy.

Employment Agreements and Post-Termination Benefits

David A. Gagne.   On November 30, 2012, the Company entered into an employment agreement (the “Gagne Agreement”) with Mr. Gagne, whereby Mr. Gagne became the Company’s Chief Executive Officer effective December 10, 2012.  The Gagne Agreement provides an initial base salary to Mr. Gagne of $200,000.  During his employment, Mr. Gagne is eligible to earn the following incentive compensation on an annual basis: (a) a cash incentive of up to 75% of Mr. Gagne’s base salary, for each year following the execution of the Gagne Agreement, which earned amount and other terms will be governed by performance objectives and thresholds adopted by the Company’s Board of Directors as were provided to Mr. Gagne within twenty (20) days of the execution of the Gagne Agreement, and (b) a cash incentive of up to 25% of Mr. Gagne’s base salary, payable in quarterly installments, for each year following the execution of the Gagne Agreement, which earned amount and other terms will be governed by performance objectives and thresholds adopted by Mr. Gagne and agreed to by the Company’s Board of Directors and will be guaranteed during the first two (2) years of the Gagne Agreement.  Mr. Gagne is also eligible for paid time off, participation in any and all other employee benefits plans that are generally available to the Company’s employees, and certain other benefits as set forth in the Gagne Agreement.

On the effective date of the Agreement, December 10, 2012, Mr. Gagne received a stock option to acquire 185,000 shares of the Company’s Common Stock (the “Initial Option”), which were issued pursuant to the terms of the Company’s 2008 Equity Incentive Plan.  On the one year anniversary of the Agreement, if Mr. Gagne is still employed by the Company pursuant to the Agreement, Mr. Gagne was to receive a stock option to acquire 185,000 shares of the Company’s  Common Stock (the “Additional Option”), which was to be issued pursuant to the terms of the Company’s 2008 Equity Incentive Plan.  The Initial Option vests 25% over the next succeeding four years from the date of grant and has an exercise price equal to the then-current fair market value of the Company’s Common Stock as of the award date.  The Additional Option was scheduled to vest 33.3% over the succeeding three years from the date of grant and was to have an exercise price equal to then-current fair market value of the Company’s Common Stock as of the award date.  The Initial Option is governed by the Company’s 2008 Equity Incentive Plan and an option award agreements.

The Gagne Agreement may be terminated at any time by either party.  If the Gagne Agreement is terminated by the Company without cause (as defined in the Gagne Agreement) or by Mr. Gagne for good reason (as defined in the Gagne Agreement), the Company will be required to pay severance to Mr. Gagne equal to nine (9) months of Mr. Gagne’s annual base salary in effect at the time of termination of employment, the pro-rated value of any incentive compensation earned through the date of termination, and if Mr. Gagne timely elects to continue any group health or dental insurance coverage through the Company pursuant to applicable laws and plan terms, payment of premiums on Mr. Gagne’s behalf for the lesser of nine (9) months or until such continuation or rights expire.  The severance will be paid in exchange for Mr. Gagne’s release of any and all claims against the Company and his compliance with certain non-competition provisions provided in the Gagne Agreement.

On January 28, 2013 the Company entered into Amendment No. 1 to Employment Agreement with Mr. Gagne, which amended the Gagne Agreement (the “Amended Gagne Agreement”).  The Amended Gagne Agreement granted to Mr. Gagne, as of January 28, 2013, the Additional Option.  Mr. Gagne had originally been scheduled to receive the Additional Option upon the one year anniversary of his employment with the Company.  Because the Company adopted a 2013 Equity Incentive Plan, the Company now had the ability to grant the Additional Option to Mr. Gagne immediately instead of waiting for the one year anniversary of his employment with the Company.

The Additional Option will vest 25% over the next succeeding four years from the date of grant and has an exercise price equal to the then-current fair market value of the Company’s Common Stock as of the award date.  The Additional Option is governed by the Company’s 2013 Equity Incentive Plan and an option award agreement.

Brian D. Lawrence.  On January 28, 2013, the Company entered into an employment agreement (the “Lawrence Agreement”) with Mr. Lawrence, as the Company’s Chief Financial Officer and Senior Vice President of Operations.

The Lawrence Agreement provides an initial base salary to Mr. Lawrence of $130,000.  During his employment, Mr. Lawrence will be eligible to earn a cash incentive compensation on an annual basis of up to 30% of Mr. Lawrence’s base salary, for each year following the execution of the Lawrence Agreement, which earned amount and other terms will be governed by performance objectives and thresholds adopted by the Company’s Board of Directors as will be provided to Mr. Lawrence within a reasonable time period at the beginning of each fiscal year.  Mr. Lawrence is also eligible for paid time off, participation in any and all other employee benefits plans that are generally available to the Company’s employees, and certain other benefits as set forth in the Lawrence Agreement.

On the effective date of the Lawrence Agreement, January 28, 2013, Mr. Lawrence received a stock option to acquire 50,000 shares of the Company’s Common Stock (the “Lawrence Option”), which was issued pursuant to the terms of the Company’s 2008 Equity Incentive Plan.  The Lawrence Option will vest 25% over the next succeeding four years from the date of grant and shall have an exercise price equal to the then-current fair market value of the Company’s Common Stock as of the award date.  The Lawrence Option is governed by the Company’s 2008 Equity Incentive Plan and an option award agreement.

The Lawrence Agreement may be terminated at any time by either party.  If the Lawrence Agreement is terminated by the Company without cause (as defined in the Lawrence Agreement) or by Mr. Lawrence for good reason (as defined in the Lawrence Agreement), the Company will be required to pay severance to Mr. Lawrence equal to nine (9) months of Mr. Lawrence’s annual base salary in effect at the time of termination of employment, the pro-rated value of any incentive compensation earned through the date of termination, and if Mr. Lawrence timely elects to continue any group health or dental insurance coverage through the Company pursuant to applicable laws and plan terms, payment of premiums on Mr. Lawrence’s behalf for the lesser of nine (9) months or until such continuation or rights expire.  The severance will be paid in exchange for Mr. Lawrence’s release of any and all claims against the Company and his compliance with certain non-competition provisions provided in the Lawrence Agreement.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information concerning stock options held by the named executive officer at December 31, 2012.

Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Un-exercisable		Option Exercise Price ($)	Option Expiration Date
David A. Gagne	50,000	(1)	0		$0.58	07/23/2017
	0		185,000	(2)	$0.83	12/10/2022
Brian D. Lawrence	0		0		N/A	N/A

(1)	The stock option was granted on July 23, 2012. The option is fully vested.

(2)	The stock option was granted on December 10, 2012. The option vests to the extent of 46,250 shares annually on the first four anniversary dates of the date of grant.

OWNERSHIP OF COMMON STOCK BY
MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The following table provides information as of March 21, 2013 concerning the beneficial ownership of the Company’s Common Stock by (i) the persons known by the Company to own more than 5% of its outstanding Common Stock, (ii) each of the Company’s directors, (iii) the named executive officers in the Summary Compensation Table and (iv) all current executive officers and directors as a group.  Except as otherwise indicated, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock owned by them.  As of March 21, 2013, there were 3,701,630 shares of the Company’s Common Stock issued and outstanding.

Name (and Address of 5% Owner) or Identity of Group	Number of Shares Beneficially Owned(1)		Percent of Class (1)
Lorin E. Krueger	120,536	(2)	3.3%
Thomas J. Goodmanson	79,000	(3)	2.1%
Thomas J. Brady	74,000	(4)	2.0%
Richard T. Speckmann	72,100	(5)	1.9%
David A. Gagne	50,000	(6)	1.3%
Brian D. Lawrence	0		0%
Thomas Braziel	345,529	(7)	9.3%
Brian B. Hirschmann	333,120	(8)	9.0%
Karen Hirschmann	301,353	(9)	8.1%
Matthew D. Houk	185,500	(10)	5.0%
All Executive Officers and Directors as a Group (6 Individuals)	395,636	(11)	7.1%

(1)
Under the rules of the SEC, shares not actually outstanding are deemed to be beneficially owned by an individual if such individual has the right to acquire the shares within 60 days.  Pursuant to such SEC Rules, shares deemed beneficially owned by virtue of an individual’s right to acquire them are also treated as outstanding when calculating the percent of the class owned by such individual and when determining the percent owned by any group in which the individual is included.

(2)	Includes 46,500 shares which may be purchased by Mr. Krueger upon exercise of currently exercisable options.

(3)	Includes 62,000 shares which may be purchased by Mr. Goodmanson upon exercise of currently exercisable options.

(4)	Includes 12,000 shares held by Mr. Brady’s spouse and 62,000 shares which may be purchased by Mr. Brady upon exercise of currently exercisable options.

(5)	Includes 63,000 shares which may be purchased by Mr. Speckmann upon exercise of currently exercisable options.

(6)	Includes 50,000 shares which may be purchased by Mr. Gagne upon exercise of currently exercisable options.

(7)
According to a Schedule 13D/A filed with the Securities and Exchange Commission on December 14, 2012 by BE Capital Partners LLC and Thomas Braziel, the shares are beneficially owned by Mr. Braziel who has sole power to vote or to dispose of such shares.  The address of BE Capital Partners LLC is 211 East 70th Street, Apt 10F, New York, NY 10021.

(8)
According to a Schedule 13G/A filed with the Securities and Exchange Commission on February 11, 2013 by Brian B. Hirschmann, the shares are beneficially owned by Mr. Hirschmann who has sole power to vote or to dispose of such shares.  The address for Brian B. Hirschmann is 725 S Figueroa St, 39th Floor, Los Angeles, CA, 90017.

(9)
According to a Schedule 13G/A filed with the Securities and Exchange Commission on February 12, 2013 by Karen M. Hirschmann, the shares are beneficially owned by Ms. Hirschmann who has sole power to vote or to dispose of such shares.  The address for Karen M. Hirschmann is 515 S Figueroa St, Suite 1975, Los Angeles, CA, 90071.

(10)
According to a Schedule 13D filed with the Securities and Exchange Commission on February 11, 2013 by Matthew D. Houk, the shares are beneficially owned by Mr. Houk who has sole power to vote or to dispose of such shares.  The address of Matthew D. Houk is c/o Horizon Kinetics LLC, 470 Park Avenue South, 4th Floor, New York, NY 10016.

(11)	Includes 283,500 shares which may be purchased by the executive officer and directors upon exercise of currently exercisable options.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table provides information concerning Winland’s equity compensation plans as of December 31, 2012.

	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security (1)	468,500	$0.93	222,120
Equity compensation plan not approved by security holders (2)	2,500	$4.01	0
TOTALS	471,100	$0.94	222,120

(1) Includes 163,120 shares available for issuance under Winland’s 1997 Employee Stock Purchase Plan.

(2) The plan consists of a warrant agreement to purchase shares of Winland’s Common Stock issued in 2006 as partial consideration for consulting services to Board Assets, Inc., a board evaluation and consulting firm.  Warrant to purchase 5,000 shares of Common Stock, which warrant vests upon performance of certain services and expires on February 16, 2016 (2,500 shares vested on July 17, 2006, and the remaining shares did not vest because the consulting arrangement has been terminated).

NOMINATING/GOVERNANCE COMMITTEE REPORT

The Nominating/Governance Committee is comprised of independent directors.  In accordance with its written charter, the Nominating/Governance Committee assists the Board of Directors with fulfilling its responsibility regarding any matters relating to corporate governance including selection of candidates for the Company’s Board of Directors.  Its duties shall include oversight of the principles of corporate governance by which the Company and the Board of Directors shall be governed; the codes of ethical conduct and legal compliance by which the Company and its directors, executive officers, employees and agents will be governed; policies for evaluation of the Board of Directors and the chairperson; policies for election and re-election of Board of Directors members; and policies for succession planning for the Chief Executive Officer, Board of Directors chairperson and other Board of Directors members.  In addition, the Nominating/Governance Committee is responsible for annually reviewing the composition of the Board of Directors, focusing on the governance and business needs and requirements of the Company, nominating and screening of Board of Directors member candidates, evaluating the performance of Board of Directors members and recommending the re-election of Board of Directors members who are performing effectively and who continue to provide a competency needed on the Board of Directors.  When a director’s principal occupation or business association changes substantially, such director shall tender a letter of resignation to the Board of Directors through the Nominating/Governance Committee, which resignation will be considered and acted upon in a manner that is best for the Board of Directors and the Company.

The Nominating/Governance Committee will consider candidates for nomination as a director recommended by shareholders.  Governance principles contain criteria that may be applied in the evaluation of nominees for a position on its Board of Directors.  Under these principles, the Board of Directors performs on a regular basis an assessment of the skills and characteristics needed by the Board of Directors in the context of the current composition of the Board of Directors and the Board of Director’s succession plan.  Skills and characteristics to be considered include: (i) judgment; (ii) experience; (iii) skills; (iv) accountability and integrity; (v) financial literacy; (vi) leadership abilities; (vii) industry knowledge; (viii) diversity (both in perspectives as well as board heterogeneity); (ix) other board of directors appointments; and (x) independence.

Shareholders who wish to recommend one or more candidates for director to the Nominating/Governance Committee must provide written recommendation to the Chief Financial Officer.  Notice of a recommendation must include the shareholder’s name, address and the number of shares owned, along with information with respect to the person being recommended, i.e. name, age, business address, residence address, current principal occupation, five-year employment history with employer names and a description of the employer’s business, the number of shares beneficially owned by the prospective nominee, whether such person can read and understand basic financial statements and other board memberships, if any.  The recommendation must be accompanied by a written consent of the prospective nominee to stand for election if nominated by the Board of Directors and to serve if elected by the shareholders.  The Company may require any nominee to furnish additional information that may be needed to determine the eligibility of the nominee.  In addition, the Company’s Bylaws permit shareholders to nominate directors for consideration at a meeting of shareholders at which one or more directors are to be elected.  For a description of the process for nominating directors in accordance with the Bylaws, see “Shareholder Proposals for the 2014 Annual Meeting” on page 19.

 A copy of the current Nominating/Governance Committee Charter is available on the Company’s website at www.winland.com.

Current Members of the Nominating/Governance Committee
Lorin E. Krueger, Chairman
Richard T. Speckmann
Thomas J. Brady

REPORT OF AUDIT COMMITTEE

The Board of Directors maintains an Audit Committee comprised of three outside directors.  The Board of Directors and the Audit Committee believe that the Audit Committee’s current member composition satisfies all applicable laws and governance standards.

The Audit Committee has established a Disclosure Committee, comprised of executives and senior managers who are actively involved in the disclosure process, to specify, coordinate and oversee the review procedures that are used each quarter, including at fiscal year-end, to prepare the Company’s periodic and current SEC reports.

In accordance with its written charter adopted by the Board of Directors (available on the Company’s website), the Audit Committee assists the Board of Directors with fulfilling its oversight responsibility regarding the quality and integrity of the accounting, auditing and financial reporting practices of the Company.  In discharging its oversight responsibilities regarding the audit process, the Audit Committee:

(1)	reviewed and discussed the audited financial statements with management;

(2)	discussed with the independent registered public accounting firm the material required to be discussed by Statement on Auditing Standards No. 61, as amended; and

(3)
reviewed the written disclosures and the letter from the independent registered public accounting firm required by the Independence Standards Board Standard No.1 and discussed with the independent registered public accounting firm any relationships that may impact their objectivity and independence.

Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2012, as filed with the Securities and Exchange Commission.

Current Members of the Audit Committee
Thomas J. Brady, Chairman
Thomas J. Goodmanson
Richard T. Speckmann

APPROVAL OF THE 2013 EQUITY INCENTIVE PLAN
(Proposal #3)

On February 28, 2013, the Board of Directors approved the Winland Electronics, Inc. 2013 Equity Incentive Plan (the “2013 Plan”), contingent upon approval by the shareholders.

In addition to awards of options to purchase Company Common Stock, the 2013 Plan, if approved, will allow the Board of Directors to grant restricted stock awards, restricted stock units, performance awards and stock appreciation rights.  In addition, the Board of Directors believes that it is in the best interests of the Company that 350,000 shares be reserved under the 2013 Plan.  The Board of Directors believes that an equity incentive plan is important to provide a mechanism to offer both management and non-management employees the ability to participate in the long-term growth of the Company.

Summary of the 2013 Plan

The principal provisions of the 2013 Plan are summarized below. This summary is not a complete description of all of the 2013 Plan’s provisions, and is qualified in its entirety by reference to the 2013 Plan which is attached to this Proxy Statement as Appendix A.  Capitalized terms in this summary not defined in this Proxy Statement have the meanings set forth in the 2013 Plan.

Purpose and Eligible Participants.  The purpose of the 2013 Plan is to secure and retain competent personnel by furnishing equity incentives to those employees (including officers), directors, and consultants upon whose efforts the success of the Company depends.   As of the mailing date of this Proxy Statement, eight employees including Messrs. Gagne and Lawrence, five directors, and no consultants are eligible to participate in the 2013 Plan.

Types of Awards.  The 2013 Plan permits the grant of the following types of awards, in the amounts and upon the terms determined by the Administrator:

Options.  Options may either be incentive stock options (“ISOs”) which are specifically designated as such for purposes of compliance with Section 422 of the Internal Revenue Code or non-qualified stock options (“NSOs”).  Options shall vest as determined by the Administrator, subject to certain statutory limitations regarding the maximum term of ISOs and the maximum value of ISOs that may vest in one year. The exercise price of each share subject to an ISO will be equal to or greater than the fair market value of a share on the date of the grant of the ISO, except in the case of an ISO grant to a shareholder who owns more than 10% of the Company’s outstanding shares, in which case the exercise price will be equal to or greater than 110% of the fair market value of a share on the grant date.  The exercise price of each share subject to an NSO shall be determined by the Board of Directors at the time of grant but will not be less than the fair market value. Recipients of options have no rights as a shareholder with respect to any shares covered by the award until the award is exercised and a stock certificate or book entry evidencing such shares is issued or made, respectively.

Restricted Stock Awards.  Restricted stock awards consist of shares granted to a participant that are subject to one or more risks of forfeiture.  Restricted stock awards may be subject to risk of forfeiture based on the passage of time or the satisfaction of other criteria, such as continued employment or Company performance.  Recipients of restricted stock awards are entitled to vote and receive dividends attributable to the shares underlying the award beginning on the grant date.

Restricted Stock Units.  Restricted stock units consist of a right to receive shares (or cash, in the Administrator’s discretion) on one or more vesting dates in the future.  The vesting dates may be based on the passage of time or the satisfaction of other criteria, such as continued employment or Company performance.  Recipients of restricted stock units have no rights as a shareholder with respect to any shares covered by the award until the date a stock certificate or book entry evidencing such shares is issued or made, respectively.

Performance Awards.  Performance awards, which may be denominated in cash or shares, are earned upon achievement of performance objectives during a performance period established by the Administrator.  Recipients of performance awards have no rights as a shareholder with respect to any shares covered by the award until the date a stock certificate or book entry evidencing such shares is issued or made, respectively.

Stock Appreciation Rights.  A stock appreciation right may be granted independent of or in tandem with a previously or contemporaneously granted stock option, as determined by the Administrator. Generally, upon exercise of a stock appreciation right, the recipient will receive cash, shares of Company stock, or a combination of cash and stock, with a value equal to the excess of: (i) the fair market value of a specified number of shares of Company stock on the date of the exercise, over (ii) a specified exercise price. If a stock appreciation right is granted in tandem with a stock option, the exercise of the stock appreciation right will generally cancel a corresponding portion of the option, and, conversely, the exercise of the stock option will cancel a corresponding portion of the stock appreciation right.

Number of Shares.  The stock to be awarded or optioned under the 2013 Plan shall consist of authorized but unissued shares of Common Stock.  The maximum aggregate number of shares of Common Stock reserved and available for awards under the 2013 Plan is 350,000.  Shares subject to awards granted under the 2013 Plan that expire or are terminated or forfeited for any reason, or which are used to pay the exercise price or satisfy the tax withholding obligation applicable to an award, or which represent an award to the extent it is settled in cash, will remain in the pool of shares available for issuance under the 2013 Plan.

Administration.  Subject to the terms of the 2013 Plan, the Administrator (as defined in the 2013 Plan) will have the discretion to (i) make awards; (ii) determine the terms and conditions of awards, including the number of shares subject to an award, vesting criteria, performance conditions and the manner of exercise; (iii) prescribe the form of agreements to evidence awards; (iv) interpret the 2013 Plan; and (v) make all other determinations necessary or advisable for the administration of the 2013 Plan or any agreement issued thereunder, to the extent permitted by law and the 2013 Plan.  The 2013 Plan will initially be administered by the Board of the Company; provided, however, that the Board may delegate some or all of the administration of the 2013 Plan to a Committee or Committees of non-employee directors.  The Board of Directors has delegated to the Compensation Committee the responsibility for approving, or recommending to the Board of Directors for approval, awards to the Company’s executive officer(s) under the 2013 Plan.

Amendments.  The Administrator may from time to time, insofar as permitted by law, suspend or discontinue the 2013 Plan or revise or amend it in any respect.  However, to the extent required by applicable law or regulation, the Administrator may not, without shareholder approval, revise or amend the 2013 Plan (i) to materially increase the number of shares subject to the 2013 Plan, (ii) to change the designation of participants, including the class of employees, eligible to receive awards, (iii) to decrease the price at which options or stock appreciation rights may be granted, (iv) to cancel options or stock appreciation rights that have an exercise price in excess of the fair market value of the Common Stock, (v) to materially increase the benefits accruing to participants under the 2013 Plan, or (vi) in any manner that will cause incentive stock options to fail to meet the requirements of Internal Revenue Code Section 422.

Term. The Administrator may grant awards pursuant to the 2013 Plan until it is discontinued or terminated; provided, however, that ISOs may not be granted after May 7, 2023.

Change of Control.  Unless otherwise provided in the terms of an award, upon a change of control of the Company, as defined in the 2013 Plan, the Board of Directors shall have the option to provide for any of the following: (i) the acceleration of the exercisability, vesting, or lapse of the risks of forfeiture of any or all awards (or portions thereof); (ii) the complete termination of the 2013 Plan and the cancellation of any or all awards (or portions thereof) which have not been exercised, have not vested, or remain subject to risks of forfeiture, as applicable, in each case as of the effective date of the Change of Control;  (iii) that the entity succeeding the Company by reason of such change of control, or the parent of such entity, shall assume or continue any or all awards (or portions thereof) outstanding immediately prior to the change of control or substitute for any or all such awards (or portions thereof) a substantially equivalent award with respect to the securities of such successor entity, as determined in accordance with applicable laws and regulations; (iv) that holders of outstanding awards shall become entitled to receive, with respect to each share of Common Stock subject to such award (whether vested or unvested), as of the effective date of any such change of control, cash in an amount equal to (a) the holder’s options or stock appreciation rights, the excess of the fair market value of such Common Stock on the date immediately preceding the effective date of such change of control over the exercise price per share of options or stock appreciation rights; or (b) for participants holding awards other than options or stock appreciation rights, the fair market value of such Common Stock on the date immediately preceding the effective date of such change of control.

Payment.  Upon exercise of an option granted under the 2013 Plan, and as permitted in the Administrator’s discretion, the option holder may pay the exercise price in cash (or cash equivalent), by surrendering previously-acquired unencumbered shares of Company Common Stock, by withholding shares of Company Common Stock from the number of shares that would otherwise be issuable upon exercise of the option (e.g., a net share settlement), through broker-assisted cashless exercise (if compliant with applicable securities laws and any insider trading policies of the Company), another form of payment authorized by the Administrator, or a combination of any of the foregoing.  If the exercise price is paid, in whole or in part, with Company Common Stock, the then-current fair market value of the stock delivered or withheld will be used to calculate the number of shares required to be delivered or withheld.

Transfer Restrictions.  Unless permitted by law and expressly permitted by the Administrator, no award made under the 2013 Plan will be transferable, other than by will or by the laws of descent and distribution.  The Administrator may permit a recipient of a NSO to transfer the award by gift to his or her “immediate family” or to certain trusts or partnerships (as defined and permitted by applicable federal securities law).

New Plan Benefits.  The amount of future awards will be determined by the Administrator.  The 2013 Plan does not require awards in specific amounts or to specific recipients or provide formulae to determine the amount or recipient of awards.   As a result, the Company cannot determine the awards that will be made under the 2013 Plan or that would have been made in the past if the 2013 Plan had been in place.  On March 21, 2013, the closing price of the Company’s Common Stock was $0.85.

Federal Income Tax Matters

Options.  Under present law, an optionee will not recognize any taxable income on the date an NSO is granted pursuant to the 2013 Plan.  Upon exercise of the option, however, the optionee must recognize, in the year of exercise, compensation taxable as ordinary income in an amount equal to the difference between the option price and the fair market value of Company Common Stock on the date of exercise.  Upon the sale of the shares, any resulting gain or loss will be treated as capital gain or loss.  The Company will receive an income tax deduction in its fiscal year in which NSOs are exercised equal to the amount of ordinary income recognized by those optionees exercising options, and must comply with applicable tax withholding requirements.

ISOs granted under the 2013 Plan are intended to qualify for favorable tax treatment under Section 422 of the Internal Revenue Code.  Under Section 422, an optionee recognizes no taxable income when the option is granted.  Further, the optionee generally will not recognize any taxable income when the option is exercised if he or she has at all times from the date of the option’s grant until three months before the date of exercise been an employee of the Company.  The Company ordinarily is not entitled to any income tax deduction upon the grant or exercise of an incentive stock option.  Certain other favorable tax consequences may be available to the optionee if he or she does not dispose of the shares acquired upon the exercise of an incentive stock option for a period of two years from the granting of the option and one year from the receipt of the shares.

Restricted Stock Awards.  Generally, no income is taxable to the recipient of a restricted stock award in the year that the award is granted.  Instead, the recipient will recognize compensation taxable as ordinary income equal to the fair market value of the shares in the year in which the risks of forfeiture restrictions lapse.  Alternatively, if a recipient makes an election under Section 83(b) of the Internal Revenue Code, the recipient will, in the year that the restricted stock award is granted, recognize compensation taxable as ordinary income equal to the fair market value of the shares on the date of the award.  The Company normally will receive a corresponding deduction equal to the amount of compensation the recipient is required to recognize as ordinary taxable income, and must comply with applicable tax withholding requirements.

Restricted Stock Units.  A recipient of restricted stock units will generally recognize compensation taxable as ordinary income in an amount equal to the fair market value of the shares (or the amount of cash) distributed to settle the restricted stock units on the vesting date(s).  The Company normally will receive a corresponding deduction at the time of vesting, equal to the amount of compensation the recipient is required to recognize as ordinary taxable income, and must comply with applicable tax withholding requirements.

Performance Awards.  A recipient of performance awards will recognize compensation taxable as ordinary income equal to the value of the shares of Company Common Stock or the cash received, as the case may be, in the year that the recipient receives payment.  The Company normally will receive a deduction equal to the amount of compensation the recipient is required to recognize as ordinary taxable income, and must comply with applicable tax withholding requirements.

Stock Appreciation Rights.  Generally, a recipient of a stock appreciation right will recognize compensation taxable as ordinary income equal to the value of the shares of Company Common Stock or the cash received in the year that the stock appreciation right is exercised.  The Company normally will receive a corresponding deduction equal to the amount of compensation the recipient is required to recognize as ordinary taxable income, and must comply with applicable tax withholding requirements.

The foregoing is only a summary of the effect of U.S. federal income taxation with respect to the grant and exercise of awards under the 2013 Plan.  It does not purport to be complete, and does not discuss the tax consequences of an individual’s death or the provisions of the income tax laws of any municipality, state or foreign country in which any eligible individual may reside.

Other Information

 On January 28, 2013, the Company entered into the Amended Gagne Agreement with David Gagne, the Company’s Chief Executive Officer and director.  Pursuant to the Amended Gagne Agreement, Mr. Gagne was granted an incentive stock option under the 2013 Plan to purchase 185,000 shares of the Company’s Common Stock.  Such option being an incentive stock option is subject to shareholder approval of the 2013 Plan.  If the Company’s shareholders do not approve the 2013 Plan, the stock option to purchase 185,000 shares of the Company’s Common Stock which was granted to Mr. Gagne pursuant to the 2013 Plan shall become a non-qualified stock option.

Other than as a result of their right to participate in the 2013 Plan, no other person who was a director or executive officer of us in the year ended December 31, 2012 or who is a nominee for director at the meeting, or any associate of theirs, has any substantial interest in this proposal.

Required Vote and Recommendation

Provided a quorum of at least a majority of the issued and outstanding stock is present (in person or by proxy), the affirmative vote of the holders of a majority of the shares of Common Stock represented at the 2013 Annual Meeting (whether in person or by proxy) will result in the shareholders’ approval of the 2013 Equity Incentive Plan.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF THE 2013 EQUITY INCENTIVE PLAN.

ADVISORY VOTE ON EXECUTIVE COMPENSATION
(Proposal #4)

The Dodd-Frank Wall Street Reform and Consumer Protection Act  and Section 14A of the Securities Exchange Act of 1934 require that the Company provide its shareholders with the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers as disclosed in this Proxy Statement in accordance with the compensation disclosure rules of the SEC.  This is a new item for the Company’s 2013 Annual Meeting.

The Company seeks to closely align the interests of its named executive officers with the interests of the Company’s shareholders.  The Company designed its executive compensation program to reward its named executive officers for their individual performance and contributions to the Company’s overall business objectives, and for achieving and surpassing the financial goals set by the Company’s Compensation Committee and its Board of Directors.

The vote on this resolution is not intended to address any specific element of compensation.  Instead, the vote relates to the overall compensation of the Company’s named executive officers, as described in this Proxy Statement in accordance with the compensation disclosure rules of the SEC.

Accordingly, the Company asks its shareholders to vote on the following resolution at the 2013 Annual Meeting:

“RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2013 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the summary compensation table and other related tables and disclosure.”

While the Board of Directors and especially the Compensation Committee intend to carefully consider the results of the voting on this proposal when making future decisions regarding executive compensation, the vote is not binding on the Company or the Board of Directors and is advisory in nature.  To the extent that there is any significant vote against the compensation of the Company’s named executive officers in this proposal, the Compensation Committee will evaluate what actions may be necessary to address the Company’s shareholders’ concerns.

Required Vote and Board Recommendation

Under applicable Minnesota law, this proposal requires the affirmative vote of a majority of the shares present and entitled to vote.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ADOPTION OF THE RESOLUTION SET FORTH IN THIS PROPOSAL #4.

The shareholder vote on this proposal is advisory.  Therefore, it will not be binding on the Company or the Board of Directors.  Nevertheless, the Company highly values the opinion of its shareholders and will give significant weight to the advisory vote.

ADVISORY VOTE ON FREQUENCY OF ADVISORY VOTE ON EXECUTIVE COMPENSATION
(Proposal #5)

The Dodd-Frank Wall Street Reform and Consumer Protection Act and Section 14A of the Securities Exchange Act of 1934 provide that shareholders must be given the opportunity to vote, on a non-binding, advisory basis, for their preference as to how frequently the Company should seek future advisory votes on the compensation of its named executive officers as disclosed in accordance with the SEC’s compensation disclosure rules.  This is a new item for the Company’s 2013 Annual Meeting.

By voting with respect to this proposal, shareholders may indicate whether they would prefer that the Company conduct future advisory vote on named executive officer compensation every one, two, or three years.  Shareholders also may, if they wish, abstain from casting a vote on this proposal.

After careful consideration, the Board of Directors recommends advisory votes on the compensation of the Company’s named executive officers very two years.  The Board of Directors believes that votes every two years will provide the clearest and most useful feedback from shareholders to the Company and the Compensation Committee in this important area and will confirm the Company’s commitment to frequent and transparent communications with its shareholders.

Required Vote and Board Recommendation

Provided a quorum of at least a majority of the issued and outstanding stock is present (in person or by proxy), the alternative receiving the greatest number of votes relative to the votes cast for the other alternatives will be deemed the alternative recommended by the shareholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS SELECT A TWO-YEAR FREQUENCY FOR CONDUCTING THE SHAREHOLDER SAY-ON-PAY VOTES BY VOTING FOR THE “TWO YEARS” OPTION.

The shareholder vote on this proposal is advisory.  Therefore, it will not be binding on the Company or the Board of Directors.  Nevertheless, the Company highly values the opinion of its shareholders and will give significant weight to the advisory vote when determining how frequently future shareholder say-on-pay votes will be conducted.

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
(Proposal #6)

General Information

Baker Tilly Virchow Krause, LLP provided services in connection with the audit of the Company’s financial statements for the year ended December 31, 2012, assistance with the Company’s Annual Report submitted to the Securities and Exchange Commission on Form 10-K and filed with the Securities and Exchange Commission, and consultation on matters relating to accounting and financial reporting.  In determining the independence of Baker Tilly Virchow Krause, LLP, the Board of Directors considered whether the provision of non-audit services is compatible with maintaining Baker Tilly Virchow Krause, LLP’s independence.

Required Vote

The proposal to ratify the appointment of Baker Tilly Virchow Krause, LLP as independent registered public accountants will require the affirmative vote of a majority of the votes cast at the 2013 Annual Meeting.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO RATIFY THE SELECTION OF BAKER TILLY VIRCHOW KRAUSE, LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM TO AUDIT THE COMPANY’S FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2013.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Baker Tilly Virchow Krause, LLP was selected as the Company’s independent registered public accounting firm on May 29, 2009.  Representatives of Baker Tilly Virchow Krause, LLP are expected to be present at the 2013 Annual Meeting, will be given an opportunity to make a statement regarding financial and accounting matters if they so desire, and will be available to respond to appropriate questions from the Company’s shareholders.

Audit Fees

The following is a summary of fees billed to the Company by Baker Tilly Virchow Krause, LLP, the Company’s independent registered public accounting firm, for professional services rendered for fiscal years ended December 31, 2012 and 2011:

	Fiscal Year Ended December 31
	2012	2011
Audit Fees	$60,054	$100,350

Audit fees are professional services rendered for the audit of the Company’s annual financial statements and review of financial statements included in the Company’s Forms 10-K and 10-Qs.

Audit Committee Pre-Approval Policy

The Audit Committee has formally adopted a policy for pre-approval of all audit and non-audit services by its independent auditors.

CERTAIN TRANSACTIONS

During the two most recent fiscal years, the Company has not had any transactions in which any director or executive officer, or any other member of the immediate family of any director or executive officer, had a material direct or indirect interest reportable under applicable Securities and Exchange Commission rules, and there are no such transactions proposed.

OTHER MATTERS

Management knows of no other matters to be presented at the 2013 Annual Meeting.  However, if other matters are properly presented, it is the intention of the persons designated as the Company’s proxy to vote in accordance with their judgment on such matters.

SECTION 16(a) BENEFICIAL OWNERSHIP COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers and directors, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the “SEC”).  Executive officers, directors and greater than 10% shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.  Based solely on its review of the copies of such forms received, the Company believes that, during fiscal year 2012, all of the Company’s executive officers, directors and greater than ten-percent beneficial owners complied with the applicable filing requirements.

SHAREHOLDER PROPOSALS FOR THE 2014 ANNUAL MEETING

Under the SEC Rules, the Company is required to provide the following information to you based on the assumption that the date for the Company’s annual meeting in 2014 will not deviate more than thirty (30) days from the date for the 2013 Annual Meeting.  Any appropriate proposal submitted by a shareholder of the Company and intended to be presented at the 2014 annual meeting of shareholders must be received by the Company by November 29, 2013 to be considered for inclusion in the Company’s proxy statement and related proxy for its annual meeting in 2014.  Also, the Company’s Bylaws permit shareholders to make nominations for the election of directors and propose business to be brought before any regular meeting of shareholders, provided advance written notice of such nomination or proposal is received by the Company after February 3, 2014, but on or before March 5, 2014.  According to the Company’s Bylaws, a shareholder nomination or proposal received outside of this time period will be considered untimely and the chairman of the meeting shall refuse to acknowledge such untimely nomination or proposal.

The  Company will inform you of any changes of the aforesaid dates in a timely manner and will provide notice of the new dates in its earliest possible quarterly report on Form 10-Q.

Any shareholder nomination or proposal must provide the information required by the Company’s Bylaws and comply with any applicable laws and regulations.  All submissions should be made to the Secretary of Winland Electronics, Inc. at its principal offices at 1950 Excel Drive, Mankato, Minnesota 56001.

ANNUAL REPORT

A copy of the Company’s Annual Report to Shareholders for the fiscal year ended December 31, 2012, including financial statements, accompanies this Notice of Annual Meeting and Proxy Statement.  No portion of the Annual Report is incorporated herein or is to be considered proxy soliciting material.

FORM 10-K

THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH PERSON WHOSE PROXY IS BEING SOLICITED, UPON WRITTEN REQUEST OF ANY SUCH PERSON, A COPY OF ITS ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2012, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE FINANCIAL STATEMENTS AND A LIST OF EXHIBITS TO SUCH FORM 10-K.  THE COMPANY WILL FURNISH TO ANY SUCH PERSON ANY EXHIBIT DESCRIBED IN THE LIST ACCOMPANYING THE FORM 10-K UPON THE ADVANCE PAYMENT OF REASONABLE FEES.  REQUESTS FOR A COPY OF THE FORM 10-K AND/OR ANY EXHIBIT(S) SHOULD BE DIRECTED TO THE CHIEF FINANCIAL OFFICER OF WINLAND ELECTRONICS, INC., 1950 EXCEL DRIVE, MANKATO, MINNESOTA 56001.  YOUR REQUEST MUST CONTAIN A REPRESENTATION THAT, AS OF MARCH 21, 2013, YOU WERE A BENEFICIAL OWNER OF SHARES ENTITLED TO VOTE AT THE 2013 ANNUAL MEETING OF SHAREHOLDERS.

By Order of the Board of Directors,

Thomas J. Goodmanson
Chairman

Mankato, Minnesota
April 2, 2013

APPENDIX A

WINLAND ELECTRONICS, INC.
2013 EQUITY INCENTIVE PLAN

SECTION 1.
DEFINITIONS

As used herein, the following terms shall have the meanings indicated below:

(a)           “Administrator” shall mean the Board of Directors of the Company, or one or more Committees appointed by the Board, as the case may be.

(b)           “Affiliate(s)” shall mean a Parent or Subsidiary of the Company.

(c)           “Agreement” shall mean the written agreement entered into by the Participant and the Company evidencing the grant of an Award.  Each Agreement shall be in such form as may be approved from time to time by the Administrator and may vary from Participant to Participant.

(d)           “Award” shall mean any grant pursuant to this Plan of an Incentive Stock Option, Nonqualified Stock Option, Restricted Stock Award, Restricted Stock Unit Award, Stock Appreciation Right, or Performance Award.

(e)           “Change of Control” shall mean the occurrence, in a single transaction or in a series of related transactions, of any one or more of the events in subsections (i) through (iv) below.  For purposes of this definition, a person, entity or group shall be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person, entity or group directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

(i)            Any person, entity or group becomes the Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction.  Notwithstanding the foregoing, a Change of Control shall not be deemed to occur (A) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other person, entity or group from the Company in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities, or (B) solely because the level of Ownership held by any person, entity or group (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change of Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change of Control shall be deemed to occur;

(ii)           There is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the shareholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than fifty percent (50%) of the combined outstanding voting power of the surviving entity in such merger, consolidation or similar transaction or (B) more than fifty percent (50%) of the combined outstanding voting power of the parent of the surviving entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;

(iii)          There is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the total gross value of the consolidated assets of the Company and its subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the total gross value of the consolidated assets of the Company and its subsidiaries to an entity, more than fifty percent (50%) of the combined voting power of the voting securities of which are Owned by shareholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition (for purposes of this Section 1(e)(iii), “gross value” means the value of the assets of the Company or the value of the assets being disposed of, as the case may be, determined without regard to any liabilities associated with such assets); or

(iv)          Individuals who, at the beginning of any consecutive twelve-month period, are members of the Board (the “Incumbent Board”), cease for any reason to constitute at least a majority of the members of the Board at any time during that consecutive twelve-month period; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of this Plan, be considered as a member of the Incumbent Board.

For the avoidance of doubt, the term “Change of Control” shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company.  To the extent required, the determination of whether a Change of Control has occurred shall be made in accordance with Code Section 409A and the regulations, notices and other guidance of general applicability issued thereunder.

(f)            “Close of Business” of a specified day shall mean 5:00 p.m., Central Time, without regard to whether such day is a Saturday, Sunday, bank holiday, or other day on which no business is conducted.

(g)           “Committee” shall mean a Committee of two or more Directors who shall be appointed by and serve at the pleasure of the Board.  To the extent necessary for compliance with Rule 16b-3, each of the members of the Committee shall be a “non-employee director.”  Solely for purposes of this Section 1(g), “non-employee director” shall have the same meaning as set forth in Rule 16b-3.

(h)           “Common Stock” shall mean the common stock of the Company (subject to adjustment as provided in Section 14 of this Plan).

(i)            The “Company” shall mean Winland Electronics, Inc., a Minnesota corporation.

(j)            “Consultant” shall mean any person, including an advisor, who is engaged by the Company or any Affiliate to render consulting or advisory services and is compensated for such services; provided, however, that no person shall be considered a Consultant for purposes of the Plan unless such Consultant is a natural person, renders bona fide services to the Company or any Affiliate, and such services are not in connection with the offer or sale of securities in a capital raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities.  For purposes of this plan, “Consultant” shall also include a director of an Affiliate who is compensated for services as a director.

(k)           “Director” shall mean a member of the Board of Directors of the Company.

(l)            “Effective Date” shall mean the date the Board of Directors of the Company adopts the Plan.

(m)          “Employee” shall mean a common-law employee of the Company or any Affiliate, including “officers” as defined by Section 16 of the Exchange Act; provided, however, that service solely as a Director or Consultant, regardless of whether a fee is paid for such service, shall not cause a person to be an Employee for purposes of the Plan.

(n)           “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

(o)           “Fair Market Value” of specified stock as of any date shall mean (i) if such stock is listed on the NYSE Amex stock exchange or an established stock exchange, the price of such stock at the close of the regular trading session of such market or exchange on such date, as reported by The Wall Street Journal or a comparable reporting service, or, if no sale of such stock shall have occurred on such date, on the next preceding date on which there was a sale of stock; (ii) if such stock is not so listed on the NYSE Amex stock exchange, or an established stock exchange, the average of the closing “bid” and “asked” prices quoted by the OTC Bulletin Board, the National Quotation Bureau, or any comparable reporting service on such date or, if there are no quoted “bid” and “asked” prices on such date, on the next preceding date for which there are such quotes; or (iii) if such stock is not publicly traded as of such date, the per share value as determined by the Board or the Committee in its sole discretion by applying principles of valuation with respect to Common Stock.

(p)           “Incentive Stock Option” shall mean an option granted pursuant to Section 8 of this Plan that is intended to satisfy the provisions of Code Section 422, or any successor provision.

(q)           The “Internal Revenue Code” or “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

(r)            “Option” shall mean an Incentive Stock Option or Nonqualified Stock Option granted pursuant to the Plan.

(s)           “Nonqualified Stock Option” shall mean an option granted pursuant to Section 9 of this Plan or an option (or portion thereof) that does not qualify as an Incentive Stock Option.

(t)           “Parent” shall mean any parent corporation of the Company within the meaning of Code Section 424(e), or any successor provision.

(u)           “Participant” shall mean an Employee to whom an Incentive Stock Option has been granted or an Employee, a Director, or a Consultant to whom a Nonqualified Stock Option, Restricted Stock Award, Restricted Stock Unit Award, Performance Award or Stock Appreciation Right has been granted.

(v)           “Performance Award” shall mean any Performance Shares or Performance Cash Units granted pursuant to Section 12 of this Plan.

(w)           “Performance Objective(s)” shall mean one or more performance objectives established by the Administrator, in its sole discretion, for Awards granted under this Plan.

(x)           “Performance Period” shall mean the period, established at the time any Performance Award is granted or at any time thereafter, during which any Performance Objectives specified by the Administrator with respect to such Performance Award are to be measured.

(y)           “Performance Share” shall mean any grant of an Award pursuant to Section 12 of this Plan, the value of which, if any, shall be paid to a Participant by delivery of shares of Common Stock upon achievement of such Performance Objectives during the Performance Period as the Administrator shall establish at the time of such grant or thereafter.

(z)            “Performance Cash Unit” shall mean any grant of an Award pursuant to Section 12 of this Plan, the value of which, if any, shall be paid to a Participant by delivery of cash upon achievement of such Performance Objectives during the Performance Period as the Administrator shall establish at the time of such grant or thereafter.

(aa)         The “Plan” means the Winland Electronics, Inc. 2013 Equity Incentive Plan, as amended hereafter from time to time, including the form of Agreements as they may be modified by the Administrator from time to time.

(bb)         “Restricted Stock Award” shall mean any grant of restricted shares of Common Stock pursuant to Section 10 of this Plan.

(cc)          “Restricted Stock Unit Award” shall mean any grant of any restricted stock units pursuant to Section 11 of this Plan.

(dd)         “Rule 16b-3” shall mean Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Exchange Act.

(ee)         “Stock Appreciation Right” shall mean a grant pursuant to Section 13 of this Plan.

(ff)           A “Subsidiary” shall mean any subsidiary corporation of the Company within the meaning of Code Section 424(f), or any successor provision.

SECTION 2.
PURPOSE

The purpose of the Plan is to promote the success of the Company and its Affiliates by facilitating the employment and retention of competent personnel and by furnishing incentives to those Employees, Directors and Consultants upon whose efforts the success of the Company and its Affiliates will depend to a large degree.  It is the intention of the Company to carry out the Plan through the granting of Incentive Stock Options, Nonqualified Stock Options, Restricted Stock Awards, Restricted Stock Unit Awards, Performance Awards and Stock Appreciation Rights.

SECTION 3.
EFFECTIVE DATE AND DURATION OF PLAN

The Plan shall be effective on the Effective Date; provided, however, that adoption of this Plan shall be and is expressly subject to the condition of approval by the shareholders of the Company within twelve (12) months before or after the Effective Date.  Notwithstanding anything in this Plan to the contrary, until shareholder approval of the Plan is obtained in accordance with applicable stock exchange listing standards, no Awards other than Options may be granted and no Options may be made exercisable.

If shareholder approval is not obtained within the twelve (12) month period referenced in this Section 3, this Plan and all Awards granted after the Effective Date shall be null and void, except that the grant of an Option shall be deemed to be a grant of a Nonqualified Stock Option (without regard to whether the grant was intended to be an Incentive Stock Option.)

The Administrator may grant Awards pursuant to the Plan from time to time until the Administrator discontinues or terminates the Plan; provided, however, that in no event may Incentive Stock Options be granted pursuant to the Plan after the earlier of (i) the date the Administrator discontinues or terminates the Plan or (ii) the Close of Business on the day immediately preceding the tenth anniversary of the Effective Date.

SECTION 4.
ADMINISTRATION

The Plan shall be administered by the Board of Directors of the Company (hereinafter referred to as the “Board”); provided, however, that the Board may delegate some or all of the administration of the Plan to a Committee or Committees.  The Board and any Committee appointed by the Board to administer the Plan are collectively referred to in this Plan as the “Administrator.”

Except as otherwise provided herein, the Administrator shall have all of the powers vested in it under the provisions of the Plan, including but not limited to exclusive authority to determine, in its sole discretion, whether an Award shall be granted; the individuals to whom, and the time or times at which, Awards shall be granted; the number of shares subject to each Award; the exercise price of Options granted hereunder; and the performance criteria, if any, and any other terms and conditions of each Award.  The Administrator shall have full power and authority to administer and interpret the Plan; to make and amend rules, regulations and guidelines for administering the Plan; to prescribe the form and conditions of the respective Agreements evidencing each Award (which may vary from Participant to Participant); and to make all other determinations necessary or advisable for the administration of the Plan, including to correct any defect, omission or inconsistency in the Plan or any Agreement, to the extent permitted by law and this Plan.  The Administrator’s interpretation of the Plan, and all actions taken and determinations made by the Administrator pursuant to the power vested in it hereunder, shall be conclusive and binding on all parties concerned.

No member of the Board or Committee shall be liable for any action taken or determination made in good faith in connection with the administration of the Plan.  In the event the Board appoints a Committee as provided hereunder, any action of the Committee with respect to the administration of the Plan shall be taken pursuant to a majority vote of the Committee members or pursuant to the written resolution of all Committee members.

SECTION 5.
PARTICIPANTS

The Administrator may grant Awards under this Plan to any Employee, Director, or Consultant; provided, however, that only Employees are eligible to receive Incentive Stock Options.  In designating Participants, the Administrator shall also determine the number of shares or cash units to be optioned or awarded to each such Participant and the performance criteria applicable to each Performance Award.   The Administrator may from time to time designate individuals as being ineligible to participate in the Plan.  The power of the Administrator under this Section 5 shall be exercised from time to time in the sole discretion of the Administrator and without approval by the shareholders.

SECTION 6.
STOCK

The stock to be awarded or optioned under this Plan shall consist of authorized but unissued or reacquired shares of Common Stock.  Subject to Section 14 of this Plan, the maximum aggregate number of shares of Common Stock reserved and available for Awards under the Plan is Three Hundred Fifty Thousand (350,000).

The following shares of Common Stock shall continue to be reserved and available for Awards granted pursuant to the Plan: (i) any outstanding Award that expires or is forfeited for any reason, (ii) any portion of an outstanding Option or Stock Appreciation Right that is terminated prior to exercise, (iii) any portion of an Award that is terminated prior to the lapsing of the risks of forfeiture on such Award, (iv) shares of Common Stock used to pay the exercise price under any Award, (v) shares of Common Stock used to satisfy any tax withholding obligation attributable to any Award, whether such shares are withheld by the Company or tendered by the Participant, and (vi) shares of Common Stock covered by an Award to the extent the Award is settled in cash.

SECTION 7.
PAYMENT OF OPTION EXERCISE PRICE

Upon exercise of an option, Participants may pay the exercise price of an Option (i) in cash, or with a personal check, certified check, or other cash equivalent, (ii) by the surrender by the Participant to the Company of previously acquired unencumbered shares of Common Stock (through physical delivery or attestation), (iii) through the withholding of shares of Common Stock from the number of shares otherwise issuable upon the exercise of the Option (e.g., a net share settlement), (iv) through broker-assisted cashless exercise if such exercise complies with applicable securities laws and any insider trading policy of the Company, (v) such other form of payment as may be authorized by the Administrator, or (vi) by a combination thereof.  In the event the Participant elects to pay the exercise price, in whole or in part, with previously acquired shares of Common Stock or through a net share settlement, the then-current Fair Market Value of the stock delivered or withheld shall equal the total exercise price for the shares being purchased in such manner.

The Administrator may, in its sole discretion, limit the forms of payment available to the Participant and may exercise such discretion any time prior to the termination of the Option granted to the Participant or upon any exercise of the Option by the Participant.  “Previously acquired shares of Common Stock” means shares of Common Stock which the Participant owns on the date of exercise (or for such other period of time, if any, as may be required by generally accepted accounting principles or any successor principles applicable to the Company).

With respect to payment in the form of Common Stock, the Administrator may require advance approval or adopt such rules as it deems necessary to assure compliance with Rule 16b-3, if applicable.

SECTION 8.
TERMS AND CONDITIONS OF INCENTIVE STOCK OPTIONS

Each Incentive Stock Option shall be evidenced by an Incentive Stock Option Agreement, a form of which is attached hereto as Exhibit A, which shall comply with and be subject to the following terms and conditions:

(a)           Number of Shares and Exercise Price.  The Incentive Stock Option Agreement shall state the total number of shares covered by the Incentive Stock Option.  Except as permitted by Code Section 424(a), or any successor provision, the exercise price per share shall not be less than one hundred percent (100%) of the per share Fair Market Value of the Common Stock on the date the Administrator grants the Incentive Stock Option; provided, however, that if a Participant owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its Parent or any Subsidiary, the exercise price per share of an Incentive Stock Option granted to such Participant shall not be less than one hundred ten percent (110%) of the per share Fair Market Value of Common Stock on the date of the grant of the Incentive Stock Option.  The Administrator shall have full authority and discretion in establishing the exercise price and shall be fully protected in so doing.

(b)           Exercisability and Term of Incentive Stock Options.  The Incentive Stock Option Agreement shall state when the Incentive Stock Option becomes exercisable (i.e. “vests”).  The Participant may exercise the Incentive Stock Option, in full or in part, upon or after the vesting date of such Option (or portion thereof).  Notwithstanding anything in this Plan or the Agreement to the contrary, the Participant may not exercise an Incentive Stock Option after the maximum term of such Option, as such term is specified in the Incentive Stock Option Agreement.  Except as permitted by Code Section 424(a), in no event shall any Incentive Stock Option be exercisable during a term of more than ten (10) years after the date on which it is granted; provided, however, that if a Participant owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its Parent or any Subsidiary, the Incentive Stock Option granted to such Participant shall be exercisable during a term of not more than five (5) years after the date on which it is granted.

The Administrator may accelerate the exercisability of any Incentive Stock Option granted hereunder which is not immediately exercisable as of the date of grant.

(c)           No Rights as Shareholder.  A Participant (or the Participant’s successors) shall have no rights as a shareholder with respect to any shares covered by an Incentive Stock Option until the date of the issuance of the Common Stock subject to such Award upon exercise, as evidenced by a stock certificate or as reflected in the books and records of the Company or its designated agent (i.e., a “book entry”).  Except as provided in Section 14 of the Plan, no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such shares are actually issued (as evidenced in either certificated or book entry form).

(d)           Withholding.  The Company or its Affiliate shall be entitled to withhold and deduct from any future payments to the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant’s exercise of an Incentive Stock Option or a “disqualifying disposition” of shares acquired through the exercise of an Incentive Stock Option as defined in Code Section 421(b) or require the Participant to remit an amount sufficient to satisfy such withholding requirements, or any combination thereof.  In the event the Participant is required under the Incentive Stock Option Agreement to pay the Company, or make arrangements satisfactory to the Company respecting payment of, such withholding and employment-related taxes, the Administrator may, in its sole discretion, require the Participant to satisfy such obligation, in whole or in part, by delivering shares of Common Stock or by electing to have the Company withhold shares of Common Stock otherwise issuable to the Participant as a result of the exercise of the Incentive Stock Option.  Such shares shall have a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, which are applicable to the supplemental income resulting from such exercise or disqualifying disposition.  In no event may the Participant deliver shares, nor may the Company or any Affiliate withhold shares, having a Fair Market Value in excess of such statutory minimum required tax withholding.  The Participant’s delivery of shares or the withholding of shares for this purpose shall occur on or before the later of (i) the date the Incentive Stock Option is exercised or the date of the disqualifying disposition, as the case may be, or (ii) the date that the amount of tax to be withheld is determined under applicable tax law.

(e)           Vesting Limitation.  Notwithstanding any other provision of the Plan, the aggregate Fair Market Value (determined as of the date an Incentive Stock Option is granted) of the shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year under the Plan and any other “incentive stock option” plans of the Company or any Affiliate shall not exceed $100,000 (or such other amount as may be prescribed by the Code from time to time); provided, however, that if the exercisability or vesting of an Incentive Stock Option is accelerated as permitted under the provisions of the Plan and such acceleration would result in a violation of the limit imposed by this Section 8(e), such acceleration shall be of full force and effect but the number of shares of Common Stock that exceed such limit shall be treated as having been granted pursuant to a Nonqualified Stock Option; and provided, further, that the limits imposed by this Section 8(e) shall be applied to all outstanding Incentive Stock Options under the Plan and any other “incentive stock option” plans of the Company or any Affiliate in chronological order according to the dates of grant.

(f)           Other Provisions.  The Incentive Stock Option Agreement authorized under this Section 8 shall contain such other provisions as the Administrator shall deem advisable.  Any such Incentive Stock Option Agreement shall contain such limitations and restrictions upon the exercise of the Incentive Stock Option as shall be necessary to ensure that such Incentive Stock Option will be considered an “incentive stock option” as defined in Code Section 422 or to conform to any change therein.

SECTION 9.
TERMS AND CONDITIONS OF NONQUALIFIED STOCK OPTIONS

Each Nonqualified Stock Option shall be evidenced by a Nonqualified Stock Option Agreement, a form of which is attached hereto as Exhibit B, which shall comply with and be subject to the following terms and conditions:

(a)           Number of Shares and Exercise Price.  The Nonqualified Stock Option Agreement shall state the total number of shares covered by the Nonqualified Stock Option.  Unless otherwise determined by the Administrator, the exercise price per share shall be one hundred percent (100%) of the per share Fair Market Value of the Common Stock on the date the Administrator grants the Nonqualified Stock Option.

(b)           Term and Exercisability of Nonqualified Stock Options.  The Nonqualified Stock Option Agreement shall state when the Nonqualified Stock Option becomes exercisable (i.e. “vests”).  The Participant may exercise the Nonqualified Stock Option, in full or in part, upon or after the vesting date of such Option (or portion thereof); provided, however, that the Participant may not exercise a Nonqualified Stock Option after the maximum term of such Option, as such term is specified in the Nonqualified Stock Option Agreement.

The Administrator may accelerate the exercisability of any Nonqualified Stock Option granted hereunder which is not immediately exercisable as of the date of grant.

(c)           No Rights as Shareholder.  A Participant (or the Participant’s successors) shall have no rights as a shareholder with respect to any shares covered by a Nonqualified Stock Option until the date of the issuance of the Common Stock subject to such Award upon exercise, as evidenced by a stock certificate or as reflected in the books and records of the Company or its designated agent (i.e., a “book entry”).  Except as provided in Section 14 of the Plan, no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such shares are actually issued (as evidenced in either certificated or book entry form).

(d)           Withholding.  The Company or its Affiliate shall be entitled to withhold and deduct from any future payments to the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant’s exercise of a Nonqualified Stock Option, or require the Participant to remit an amount sufficient to satisfy such withholding requirements.  In the event the Participant is required under the Nonqualified Stock Option Agreement to pay the Company, or make arrangements satisfactory to the Company respecting payment of, such withholding and employment-related taxes, the Administrator may, in its sole discretion, require the Participant to satisfy such obligation, in whole or in part, by delivering shares of Common Stock or by electing to have the Company withhold shares of Common Stock otherwise issuable to the Participant as a result of the exercise of the Nonqualified Stock Option.  Such shares shall have a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, which are applicable to the supplemental income resulting from such exercise.  In no event may the Participant deliver shares, nor may the Company or any Affiliate withhold shares, having a Fair Market Value in excess of such statutory minimum required tax withholding.  The Participant’s delivery of shares or the withholding of shares for this purpose shall occur on or before the later of (i) the date the Nonqualified Stock Option is exercised, or (ii) the date that the amount of tax to be withheld is determined under applicable tax law.

(e)           Other Provisions.  The Nonqualified Stock Option Agreement authorized under this Section 9 shall contain such other provisions as the Administrator shall deem advisable.

SECTION 10.
RESTRICTED STOCK AWARDS

Each Restricted Stock Award shall be evidenced by a Restricted Stock Award Agreement, a form of which is attached hereto as Exhibit C, which shall comply with and be subject to the following terms and conditions:

(a)           Number of Shares.  The Restricted Stock Award Agreement shall state the total number of shares of Common Stock covered by the Restricted Stock Award.

(b)           Risks of Forfeiture.  The Restricted Stock Award Agreement shall set forth the risks of forfeiture, if any, including risks of forfeiture based on Performance Objectives, which shall apply to the shares of Common Stock covered by the Restricted Stock Award, and shall specify the manner in which such risks of forfeiture shall lapse.  The Administrator may, in its sole discretion, modify the manner in which such risks of forfeiture shall lapse but only with respect to those shares of Common Stock which are restricted as of the effective date of the modification.

(c)           Issuance of Shares; Rights as Shareholder.  Except as provided below, the Company shall cause a stock certificate to be issued and shall deliver such certificate to the Participant or hold such certificate in a manner determined by the Administrator in its sole discretion; provided, however, that in lieu of a stock certificate, the Company may evidence the issuance of shares by a book entry in the records of the Company or its designated agent (if permitted by the Company’s designated agent and applicable law, as determined by the Administrator in its sole discretion).  The Company shall cause a legend or notation to be placed on such certificate or book entry describing the risks of forfeiture and other transfer restrictions set forth in the Participant’s Restricted Stock Award Agreement and providing for the cancellation and, if applicable, return of such certificate or book entry if the shares of Common Stock subject to the Restricted Stock Award are forfeited.

Until the risks of forfeiture have lapsed or the shares subject to such Restricted Stock Award have been forfeited, the Participant shall be entitled to vote the shares of Common Stock represented by such stock certificates and shall receive all dividends attributable to such shares, but the Participant shall not have any other rights as a shareholder with respect to such shares.

(d)           Withholding Taxes.  The Company or its Affiliate shall be entitled to withhold and deduct from any future payments to the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant’s Restricted Stock Award, or require the Participant to remit an amount sufficient to satisfy such withholding requirements.  In the event the Participant is required under the Restricted Stock Award Agreement to pay the Company, or make arrangements satisfactory to the Company respecting payment of, such withholding and employment-related taxes, the Administrator may, in its sole discretion, require the Participant to satisfy such obligations, in whole or in part, by delivering shares of Common Stock, including shares of Common Stock received pursuant to the Restricted Stock Award on which the risks of forfeiture have lapsed.  Such shares shall have a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, which are applicable to the supplemental income resulting from the lapsing of the risks of forfeiture on such Restricted Stock Award.  In no event may the Participant deliver shares having a Fair Market Value in excess of such statutory minimum required tax withholding.  The Participant’s delivery of shares shall occur on or before the date that the amount of tax to be withheld is determined under applicable tax law.

(e)           Other Provisions.  The Restricted Stock Award Agreement authorized under this Section 10 shall contain such other provisions as the Administrator shall deem advisable.

SECTION 11.
RESTRICTED STOCK UNIT AWARDS

Each Restricted Stock Unit Award shall be evidenced by a Restricted Stock Unit Award Agreement, a form of which is attached hereto as Exhibit D, which shall comply with and be subject to the following terms and conditions:

(a)           Number of Shares.  The Restricted Stock Unit Award Agreement shall state the total number of shares of Common Stock covered by the Restricted Stock Unit Award.

(b)           Vesting.  The Restricted Stock Unit Award Agreement shall set forth the period over which the Restricted Stock Unit Award may become vested and/or the conditions, including conditions based on Performance Objectives, to which such vesting is subject.  The Administrator may, in its sole discretion, accelerate the vesting of any Restricted Stock Unit Award.

(c)           Issuance of Shares; Rights as Shareholder. The Participant shall be entitled to payment of the Restricted Stock Unit Award as the units subject to such Award vest.  The Administrator may, in its sole discretion, pay Restricted Stock Units in cash, shares of Common Stock or any combination thereof.  If payment is made in shares of Common Stock, the Administrator shall cause to be issued one or more stock certificates in the Participant’s name and shall deliver such certificates to the Participant in satisfaction of such units; provided, however, that in lieu of stock certificates, the Company may evidence such shares by a book entry in the records of the Company or its designated agent (if permitted by the Company’s designated agent and applicable law, as determined by the Administrator in its sole discretion).  Until the units subject to the Restricted Stock Unit Award have vested, the Participant shall not be entitled to vote any shares of stock which may be acquired through the Award, shall not receive any dividends attributable to such shares, and shall not have any other rights as a shareholder with respect to such shares.

(d)           Withholding Taxes.  The Company or its Affiliate shall be entitled to withhold and deduct from any future payments to the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant’s Restricted Stock Unit Award, or require the Participant to remit an amount sufficient to satisfy such withholding requirements.  In the event the Participant is required under the Restricted Stock Unit Award Agreement to pay the Company, or make arrangements satisfactory to the Company respecting payment of, such withholding and employment-related taxes, the Administrator may, in its sole discretion, require the Participant to satisfy such obligations, in whole or in part, by delivering shares of Common Stock, including shares of Common Stock received pursuant to the Restricted Stock Unit Award.  Such shares shall have a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, which are applicable to the supplemental income resulting from the lapsing of the risks of forfeiture on such Restricted Stock Unit Award.  In no event may the Participant deliver shares having a Fair Market Value in excess of such statutory minimum required tax withholding.  The Participant’s delivery of shares for this purpose shall occur on or before the date that the amount of tax to be withheld is determined under applicable tax law.

(e)           Other Provisions.  The Restricted Stock Unit Award Agreement authorized under this Section 11 shall contain such other provisions as the Administrator shall deem advisable.

SECTION 12.
PERFORMANCE AWARDS

Each Performance Award shall be evidenced by a Performance Award Agreement, a form of which is attached hereto as Exhibit E, which shall comply with and be subject to the following terms and conditions:

(a)           Awards.  Performance Awards may be in the form of Performance Cash Units or Performance Shares.  Performance Cash Units shall consist of monetary awards which may be earned or become vested in whole or in part if the Company or the Participant achieves certain Performance Objectives established by the Administrator over a specified Performance Period.  Performance Shares shall consist of shares of Common Stock or other Awards denominated in shares of Common Stock that may be earned or become vested in whole or in part if the Company or the Participant achieves certain Performance Objectives established by the Administrator over a specified Performance Period.

(b)           Performance Objectives, Performance Period and Payment by the Company.  The Performance Award Agreement shall set forth:

(i)          the number of Performance Cash Units or Performance Shares subject to the Performance Award, and the dollar value of each Performance Cash Unit;

(ii)         one or more Performance Objectives established by the Administrator and the method for measuring performance;

(iii)        the Performance Period over which Performance Cash Units or Performance Shares may be earned or may become vested;

(iv)        the extent to which partial achievement of the Performance Objectives may result in a payment or vesting of the Performance Award, as determined by the Administrator; and

(v)         the date upon which payment of Performance Cash Units will be made or Performance Shares will be issued, as the case may be, and the extent to which such payment or the receipt of such Performance Shares may be deferred.

(c)           Withholding Taxes.  The Company or its Affiliates shall be entitled to withhold and deduct from any future payments to the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant’s Performance Award, or require the Participant to remit an amount sufficient to satisfy such withholding requirements.  In the event the Participant is required under the Performance Award Agreement to pay the Company or its Affiliates, or make arrangements satisfactory to the Company or its Affiliates respecting payment of, such withholding and employment-related taxes, the Administrator may, in its sole discretion, require the Participant to satisfy such obligations, in whole or in part, by delivering shares of Common Stock, including shares of Common Stock received pursuant to the Performance Award.  Such shares shall have a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes.  In no event may the Participant deliver shares having a Fair Market Value in excess of such statutory minimum required tax withholding.  The Participant’s delivery of shares for this purpose shall occur on or before the date that the amount of tax to be withheld is determined under applicable tax law.

(d)           No Rights as Shareholder.  A Participant (or the Participant’s successors) shall have no rights as a shareholder with respect to any shares covered by a Performance Shares Award until the date of the issuance of a stock certificate evidencing such shares (after such Award has vested); provided, however, that in lieu of a stock certificate, the Company may evidence such shares by a book entry in the records of the Company or its designated agent (if permitted by the Company’s designated agent and applicable law, as determined by the Administrator in its sole discretion).  No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is actually issued or such book entry is made, except as otherwise provided in Section 14 of the Plan.

(e)           Other Provisions.  The Performance Award Agreement authorized under this Section 12 shall contain such other provisions as the Administrator shall deem advisable.

SECTION 13.
STOCK APPRECIATION RIGHTS

Each Stock Appreciation Right shall be evidenced by a Stock Appreciation Right Agreement, a form of which is attached hereto as Exhibit F, which shall comply with and be subject to the following terms and conditions:

(a)           Awards.  A Stock Appreciation Right shall entitle the Participant to receive, upon exercise, cash, shares of Common Stock, or any combination thereof, having a value equal to the excess of (i) the Fair Market Value of a specified number of shares of Common Stock on the date of such exercise, over (ii) a specified exercise price.  The number of shares and the exercise price of the Stock Appreciation Right shall be determined by the Administrator on the date of grant.  Unless otherwise determined by the Administrator, the specified exercise price shall not be less than 100% of the Fair Market Value of such shares of Common Stock on the date of grant of the Stock Appreciation Right.  A Stock Appreciation Right may be granted independent of or in tandem with a previously or contemporaneously granted Option.

(b)           Term and Exercisability.  The Stock Appreciation Right Agreement shall state when the Stock Appreciation Right becomes exercisable (i.e. “vests”).  The Participant may exercise the Stock Appreciation Right, in full or in part, upon or after the vesting date of such Stock Appreciation Right (or portion thereof); provided, however, that the Participant may not exercise a Stock Appreciation Right after the maximum term of such Stock Appreciation Right, as such term is specified in the Stock Appreciation Right Agreement.

The Administrator may accelerate the exercisability of any Stock Appreciation Right granted hereunder which is not immediately exercisable as of the date of grant.  If a Stock Appreciation Right is granted in tandem with an Option, the Stock Appreciation Right Agreement shall set forth the extent to which the exercise of all or a portion of the Stock Appreciation Right shall cancel a corresponding portion of the Option, and the extent to which the exercise of all or a portion of the Option shall cancel a corresponding portion of the Stock Appreciation Right.

(c)           Withholding Taxes.  The Company or its Affiliate shall be entitled to withhold and deduct from any future payments to the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant’s Stock Appreciation Right, or require the Participant to remit an amount sufficient to satisfy such withholding requirements.  In the event the Participant is required under the Stock Appreciation Right to pay the Company or its Affiliate, or make arrangements satisfactory to the Company or its Affiliate respecting payment of, such withholding and employment-related taxes, the Administrator may, in its sole discretion, require the Participant to satisfy such obligation, in whole or in part, by delivering shares of Common Stock or by electing to have the Company withhold shares of Common Stock otherwise issuable to the Participant as a result of the exercise of the Stock Appreciation Right.  Such shares shall have a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, which are applicable to the supplemental income resulting from such exercise.  In no event may the Participant deliver shares, nor may the Company or any Affiliate withhold shares, having a Fair Market Value in excess of such statutory minimum required tax withholding.  The Participant’s delivery of shares or the withholding of shares for this purpose shall occur on or before the later of (i) the date the Stock Appreciation Right is exercised, or (ii) the date that the amount of tax to be withheld is determined under applicable tax law.

(d)           No Rights as Shareholder.  A Participant (or the Participant’s successors) shall have no rights as a shareholder with respect to any shares covered by a Stock Appreciation Right until the date of the issuance of a stock certificate evidencing such shares; provided, however, that in lieu of stock certificates, the Company may evidence such shares by a book entry in the records of the Company or its designated agent (if permitted by the Company’s designated agent and applicable law, as determined by the Administrator in its sole discretion).  No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is actually issued or such book entry is made (except as otherwise provided in Section 14 of the Plan).

(e)           Other Provisions.  The Stock Appreciation Right Agreement authorized under this Section 13 shall contain such other provisions as the Administrator shall deem advisable, including but not limited to any restrictions on the exercise of the Stock Appreciation Right which may be necessary to comply with Rule 16b-3.

SECTION 14.
RECAPITALIZATION, EXCHANGE,
LIQUIDATION, OR CHANGE OF CONTROL

(a)           In General.  In the event of an increase or decrease in the number of shares of Common Stock resulting from a stock dividend, stock split, reverse split, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company, other than due to conversion of the convertible securities of the Company, the Administrator may, in its sole discretion, adjust the class and number of shares of stock reserved under Section 6 of this Plan, the class and number of shares of stock covered by each outstanding Award, and, if and as applicable, the exercise price per share of each outstanding Award to reflect such change.  Additional shares which may become covered by the Award pursuant to such adjustment shall be subject to the same restrictions as are applicable to the shares with respect to which the adjustment relates.

(b)           Liquidation.  Unless otherwise provided in the Agreement evidencing an Award, in the event of a dissolution or liquidation of the Company, the Administrator may provide for one or both of the following:

(i)          the acceleration of the exercisability of any or all outstanding Options or Stock Appreciation Rights, the vesting and payment of any or all Performance Awards or Restricted Stock Unit Awards, or the lapsing of the risks of forfeiture on any or all Restricted Stock Awards; provided, however, that no such acceleration, vesting or payment shall occur if the acceleration, vesting or payment would violate the requirements of Code Section 409A; or

(ii)         the complete termination of this Plan and the cancellation of any or all Awards (or portions thereof) which have not been exercised, have not vested, or remain subject to risks of forfeiture, as applicable, in each case immediately prior to the completion of such a dissolution or liquidation.

(c)           Change of Control.  Unless otherwise provided in the Agreement evidencing an Award, in the event of a Change of Control, the Administrator may provide for one or more of the following:

(i)          the acceleration of the exercisability, vesting, or lapse of the risks of forfeiture of any or all Awards (or portions thereof);

(ii)         the complete termination of this Plan and the cancellation of any or all Awards (or portions thereof) which have not been exercised, have not vested, or remain subject to risks of forfeiture, as applicable, in each case as of the effective date of the Change of Control;

(iii)        that the entity succeeding the Company by reason of such Change of Control, or the parent of such entity, shall assume or continue any or all Awards (or portions thereof) outstanding immediately prior to the Change of Control or substitute for any or all such Awards (or portions thereof) a substantially equivalent award with respect to the securities of such successor entity, as determined in accordance with applicable laws and regulations;

(iv)        that Participants holding outstanding Awards shall become entitled to receive, with respect to each share of Common Stock subject to such Award (whether vested or unvested, as determined by the Administrator pursuant to subsection (c)(i) hereof) as of the effective date of any such Change of Control, cash in an amount equal to (1) for Participants holding Options or Stock Appreciation Rights, the excess of the Fair Market Value of such Common Stock on the date immediately preceding the effective date of such Change of Control over the exercise price per share of Options or Stock Appreciation Rights; or (2) for Participants holding Awards other than Options or Stock Appreciation Rights, the Fair Market Value of such Common Stock on the date immediately preceding the effective date of such Change of Control.

The Administrator need not take the same action with respect to all Awards (or portions thereof) or with respect to all Participants.  In addition, the Administrator may restrict the rights of or the applicability of this Section 14 to the extent necessary to comply with Section 16(b) of the Exchange Act, the Internal Revenue Code or any other applicable law or regulation.  The grant of an Award pursuant to the Plan shall not limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, exchange or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

SECTION 15.
NON-TRANSFERABILITY

Except as expressly provided in this Plan or an Agreement, no Award shall be transferable by the Participant, in whole or in part, other than by will or by the laws of descent and distribution.  If the Participant shall attempt any transfer of any Award, such transfer shall be void and the Award shall terminate.

Notwithstanding anything in this Section 15 to the contrary, Non-Qualified Stock Options shall be transferable, in whole or in part, by the Participant by will or by the laws of descent and distribution.  In addition, the Administrator may, in its sole discretion, permit the Participant to transfer any or all Nonqualified Stock Option to any member of the Participant’s “immediate family” as such term is defined in Rule 16a-1(e) of the Exchange Act, or any successor provision, or to one or more trusts whose beneficiaries are members of such Participant’s “immediate family” or partnerships in which such family members are the only partners; provided, however, that the Participant cannot receive any consideration for the transfer and such transferred Nonqualified Stock Option shall continue to be subject to the same terms and conditions as were applicable to such Nonqualified Stock Option immediately prior to its transfer.

SECTION 16.
INVESTMENT PURPOSE AND SECURITIES COMPLIANCE

No shares of Common Stock shall be issued pursuant to the Plan unless and until there has been compliance, in the opinion of Company’s counsel, with all applicable legal requirements, including without limitation, those relating to securities laws and stock exchange listing requirements.  As a condition to the issuance of Common Stock to Participant, the Administrator may require Participant to (a) represent that the shares of Common Stock are being acquired for investment and not resale and to make such other representations as the Administrator shall deem necessary or appropriate to qualify the issuance of the shares as exempt from the Securities Act of 1933 and any other applicable securities laws, and (b) represent that Participant shall not dispose of the shares of Common Stock in violation of the Securities Act of 1933 or any other applicable securities laws.

As a further condition to the grant of any Option or the issuance of Common Stock to a Participant, the Participant agrees to the following:

(a)           In the event the Company advises the Participant that it plans an underwritten public offering of its Common Stock in compliance with the Securities Act of 1933, as amended, the Participant will execute any lock-up agreement the Company and the underwriter(s) deem necessary or appropriate, in their sole discretion, in connection with such public offering.

(b)           In the event the Company makes any public offering of its securities and determines in its sole discretion that it is necessary to reduce the number of outstanding Awards so as to comply with any state’s securities or Blue Sky law limitations with respect thereto, the Board of Directors of the Company shall have the right (i) to accelerate the exercisability of any Award and the date on which such Award must be exercised or remove the risks of forfeiture to which the Award is subject, provided that the Company gives Participant prior written notice of such acceleration or removal, and (ii) to cancel any outstanding Awards (or portions thereof) which Participant does not exercise prior to or contemporaneously with such public offering.

(c)           In the event of a Change of Control, Participant will comply with Rule 145 of the Securities Act of 1933 and any other restrictions imposed under other applicable legal or accounting principles if Participant is an “affiliate” (as defined in such applicable legal and accounting principles) at the time of the Change of Control, and Participant will execute any documents necessary to ensure compliance with such rules.

The Company reserves the right to place a legend on any stock certificate (or a notation on any book entry shares permitted by the Administrator) issued in connection with an Award pursuant to the Plan to assure compliance with this Section 16.

The Company shall not be required to register or maintain the registration of the Plan, any Award, or any Common Stock issued or issuable pursuant to the Plan under the Securities Act of 1933 or any other applicable securities laws.  If the Company is unable to obtain the authority that the Company or its counsel deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall not be liable for the failure to issue and sell Common Stock upon the exercise, vesting, or lapse of restrictions of forfeiture of an Award unless and until such authority is obtained.  A Participant shall not be eligible for the grant of an Award or the issuance of Common Stock pursuant to an Award if such grant or issuance would violate any applicable securities law.

SECTION 17.
AMENDMENT OF THE PLAN

The Board may from time to time, insofar as permitted by law, suspend or discontinue the Plan or revise or amend it in any respect; provided, however, that no such suspension, termination, revision, or amendment, except as is authorized in Section 14, shall impair the terms and conditions of any Award which is outstanding on the date of such suspension, termination, revision, or amendment to the material detriment of the Participant without the consent of the Participant.  Notwithstanding the foregoing, except as provided in Section 14 of this Plan, to the extent required by applicable law or regulation, the Board may not, without shareholder approval, revise or amend the Plan (i) to materially increase the number of shares subject to the Plan, (ii) to change the designation of Participants, including the class of Employees, eligible to receive Awards, (iii) to decrease the price at which Options or Stock Appreciation Rights may be granted, (iv) to cancel Options or Stock Appreciation Rights that have an exercise price in excess of the Fair Market Value of the Common Stock, (v) to materially increase the benefits accruing to Participants under the Plan, or (vi) in any manner that will cause Incentive Stock Options to fail to meet the requirements of Code Section 422.

To the extent applicable, this Plan and all Agreements shall be interpreted in accordance with the requirements of Code Sections 409A and 422 and the regulations, notices, and other guidance of general applicability issued thereunder.  Furthermore, notwithstanding anything in the Plan or any Agreement to the contrary, the Board may amend the Plan or Agreement to the extent necessary or desirable to comply with such requirements without the consent of the Participant.

SECTION 18.
NO OBLIGATION TO EXERCISE OPTION;
NO EMPLOYMENT OR OTHER SERVICE RIGHTS

The granting of an Option or Stock Appreciation Right shall impose no obligation upon the Participant to exercise such Option or Stock Appreciation Right.  Further, the granting of an Award hereunder shall not impose upon the Company or any Affiliate any obligation to retain the Participant in its employ or service for any period.

SECTION 19.
MISCELLANEOUS

(a)            Issuance of Shares.  The Company is not required to issue or remove restrictions on shares of Common Stock granted pursuant to the Plan until the Administrator determines that: (i) all conditions of the Award have been satisfied, (ii) all legal matters in connection with the issuance have been satisfied, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Administrator may consider appropriate, in its sole discretion, to satisfy the requirements of any applicable law or regulation.

(b)           Choice of Law.  The law of the state of Minnesota shall govern all questions concerning the construction, validity, and interpretation of this Plan, without regard to that state’s conflict of laws rules.

(c)           Severability.  In the event that any provision of this Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining provisions of this Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

(d)            No Duty to Notify.  The Company shall have no duty or obligation to any Participant to advise such Participant as to the time and manner of exercising an Award or as to the pending termination or expiration of such Award.  In addition, the Company has no duty or obligation to minimize the tax consequences of an Award to the Participant.

1950 EXCEL DRIVE MANKATO, MN 56001
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TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M56441-P3575J	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

WINLAND ELECTRONICS, INC.		For All	Withhold All	For All Except		To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends a vote FOR the proposals regarding:		☐	☐	☐
1.
Election of six nominees for membership on the Company's Board of Directors to serve until the Annual Meeting of Shareholders in the year 2014 and until their successors are duly elected and qualified.

	01) Lorin E. Krueger					The Board of Directors recommends you vote
	02) David A. Gagne 03) Thomas J. Goodmanson					2 years on the following proposal:	1 Year	2 Years	3 Years	Abstain
04) Thomas J. Brady
	05) Thomas Braziel 06) Matthew D. Houk				5.	To make an advisory, non-binding vote to determine the frequency with which shareholders of the Company shall be entitled to have an advisory vote on executive compensation.	☐	☐	☐	☐

		For	Against	Abstain
2.	To set the number of members of the Board of Directors at Six (6).	☐	☐	☐		The Board of Directors recommends you vote FOR the following proposals:
							For	Against	Abstain
3.	To approve the Winland Electronics, Inc. 2013 Equity Incentive Plan.	☐	☐	☐	6.	Ratification of the appointment of Baker Tilly Virchow Krause, LLP as the Company's independent registered public accountants for the fiscal year ending December 31, 2013.	☐	☐	☐

4.	To make an advisory vote on a non-binding resolution to approve the compensation of certain of the Company's executive officers.	☐	☐	☐	7.	At the discretion of the designated proxies, on any other matter that may properly come before the 2013 Annual Meeting of Shareholders, and any adjournment or postponement thereof.	☐	☐	☐
Please be sure to sign and date this Proxy in the box below.

Please sign exactly as your name appears hereon, date and return promptly. When shares are held by joint tenants, both should sign. Executors, administrators, trustees and other fiduciaries should indicate their capacity when signing.

The below signed acknowledges receipt from Winland Electronics, Inc. prior to the execution of this proxy, of a Notice of the Annual Meeting of Shareholders, a Proxy Statement and an Annual Report to Shareholders.

PLEASE ACT PROMPTLY SIGN, DATE & MAIL YOUR PROXY CARD TODAY

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Dear Shareholder:

You are cordially invited to attend the 2013 Annual Meeting of Shareholders of Winland Electronics, Inc. Our 2013 Annual Meeting of Shareholders will be held on Tuesday, May 7, 2013, at 3:30 p.m. CDT. We will be holding a virtual meeting of shareholders again this year. You will be able to attend the 2013 Annual Meeting of Shareholders, vote and submit your questions during the meeting via live webcast by visiting www.virtualshareholdermeeting.com/WELX13. You will need the 12-digit control number included in this proxy card in order to be able to enter the 2013 Annual Meeting of Shareholders.

It is important that these shares are voted. You should specify your choices by marking the appropriate boxes on the proxy form on the reverse side, and date, sign and return your proxy form in the enclosed, postage-paid return envelope as promptly as possible. Alternatively, you may vote by phone or the Internet, as described on the reverse side. If you date, sign and return your proxy without specifying your choices, these shares will be voted in accordance with the recommendation of your directors.

We will discuss the business of the Company during the meeting. We will provide time during the meeting for questions submitted by shareholders via the Internet. I am very much looking forward to our 2013 Annual Meeting of Shareholders.

Sincerely,

Brian D. Lawrence
Chief Financial Officer and
Senior Vice President of Operations

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The 2013 Notice and Proxy Statement and Form 10-K Combination Documents are available at www.proxyvote.com.
M56442-P35751

Proxy

This proxy is solicited on behalf of the Board of Directors

Properly executed proxies received by the day before the meeting date will be voted as marked and, if not marked, will be voted as the Board of Directors recommends.

The undersigned hereby appoints Brian D. Lawrence, proxy with full power of substitution, in the name, place and stead of the undersigned, to vote as proxy at the 2013 Annual Meeting of Shareholders of Winland Electronics, Inc. to be held via live webcast at www.virtualshareholdermeeting.com/WELX13 on Tuesday, May 7, 2013 at 3:30 p.m. CDT, or at any adjournment or adjournments thereof, according to the number of votes that the undersigned would be entitled to cast if personally present.

Please date, sign and mail the proxy promptly in the self-addressed return envelope which requires no postage if mailed in the United States. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title as such. If shares are held jointly, both owners should sign. Alternatively, you may vote by phone or the Internet, as described in the instructions on the reverse side.